As filed with the Securities and Exchange Commission on July 2, 2020
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-22396
NEUBERGER BERMAN HIGH YIELD STRATEGIES FUND INC.
(Exact name of registrant as specified in charter)
c/o Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, New York 10104-0002
(Address of principal executive offices – Zip Code)
Registrant's telephone number, including area code: (212) 476-8800
Joseph V. Amato
Chief Executive Officer and President
Neuberger Berman High Yield Strategies Fund Inc.
c/o Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, New York 10104-0002
Arthur C. Delibert, Esq.
K&L Gates LLP
1601 K Street, N.W.
Washington, D.C. 20006-1600
(Names and addresses of agents for service)
Date of fiscal year end: October 31
Date of reporting period: April 30, 2020
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940, as amended (“Act”) (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-1090.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Report to Stockholders.

Following is a copy of the semi-annual report transmitted to stockholders pursuant to Rule 30e-1 under the Act.

Neuberger Berman High Yield Strategies Fund Inc.

Semi-Annual Report April 30, 2020

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website www.nb.com/CEFliterature, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 800.877.9700 or by sending an e-mail request to fundinfo@nb.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.877.9700 or send an email request to fundinfo@nb.com to inform the Fund that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

Contents

PRESIDENT’S LETTER	1

PORTFOLIO COMMENTARY	2

LEGEND	6

SCHEDULES OF INVESTMENTS	7

POSITIONS BY COUNTRY	20

FINANCIAL STATEMENTS	23

FINANCIAL HIGHLIGHTS/PER SHARE DATA	36

Distribution Reinvestment Plan for the Fund	38
Directory	41
Proxy Voting Policies and Procedures	42
Quarterly Portfolio Schedule	42
Privacy Notice	Located after the Fund’s Report

The “Neuberger Berman” name and logo and “Neuberger Berman Investment Advisers LLC” name are registered service marks of Neuberger Berman Group LLC. The individual Fund name in this piece is either a service mark or registered service mark of Neuberger Berman Investment Advisers LLC. ©2020 Neuberger Berman Investment Advisers LLC. All rights reserved.

President’s Letter

Dear Stockholder,

I am pleased to present this semi-annual report for Neuberger Berman High Yield Strategies Fund Inc. (the Fund) for the six months ended April 30, 2020. The report includes a portfolio commentary, a listing of the Fund’s investments and its unaudited financial statements for the reporting period.

The Fund seeks high total return (income plus capital appreciation). To pursue that objective, we have assembled a portfolio that consists primarily of high yield debt securities.

As we have previously communicated, Neuberger Berman and the Fund’s Board of Directors remain committed to enhancing long-term stockholder value. In response to the results of the Fund’s most recent Annual Meeting of Stockholders, the Board has concluded that a tender offer or other liquidity event may be appropriate. At this time, due to the volatility in the global markets caused by the COVID-19 pandemic, among other things, the Board believes that it is in the best interest of the Fund and its stockholders to wait before making any final determination on any specific actions. A key structural feature of a closed-end fund is that it does not need to sell assets to meet stockholder redemptions and, therefore, we believe the Fund should endeavor to take advantage of that flexibility to avoid selling securities into volatile markets. The Board remains focused on evaluating potential actions that could enhance stockholder value for all stockholders of the Fund.

Later this year we expect to have another stockholders meeting that could have serious implications for your investment in the Fund. Communicating with our investors does create certain challenges. We recently sent you some information in the mail about the Fund and a fund update video from one of the Fund’s Portfolio Managers. We will again need to get in touch with you soon regarding your vote for the upcoming annual stockholders meeting, which is critically important this year. If you would like to ensure that we have the ability to discuss these important issues with you, please call us at 1-877-461-1899 and provide your current contact information. We assure you that we will only use this information to contact you about your investment in the Fund.

As of the date of this letter, the COVID-19 pandemic situation remains fluid, and the extent of its impact on financial markets and the global economy remains uncertain. We encourage you to visit the Fund’s webpage under the “Investment Strategies – Closed End Funds” section of Neuberger Berman’s website at www.nb.com, where we offer the Portfolio Manager Update video and the Fund’s quarterly factsheet, which includes portfolio manager commentary and analysis of the pandemic’s impact on the Fund.

Neuberger Berman continues to monitor the ongoing developments related to COVID-19 with a particular focus on two areas: the safety and health of its employees and clients, and the ability to continue to conduct effectively its investment and business operations, including all critical services. Neuberger Berman has a dedicated Business Continuity Management Team staffed with full-time professionals, who partner with over 60 Business Continuity Coordinators covering all business functions across all geographies. Neuberger Berman currently has not experienced a significant impact on its operating model. Neuberger Berman will continue to monitor efforts to contain the spread of the COVID-19 virus and the potential long-term implications on global economies. As the situation remains fluid, Neuberger Berman will continue to monitor and adapt as necessary the firm’s operations and processes to most effectively manage portfolios.

Thank you for your confidence in the Fund. We will continue to do our best to retain your trust in the years to come.

Sincerely,

Joseph V. Amato
President and CEO
Neuberger Berman High Yield Strategies Fund Inc.

1

Neuberger Berman High Yield Strategies Fund Inc. Portfolio Commentary

Neuberger Berman High Yield Strategies Fund Inc. generated a -14.23% total return on a net asset value (NAV) basis for the six months ended April 30, 2020 (the reporting period) and underperformed its benchmark, the ICE BofA U.S. High Yield Constrained Index (the Index), which provided a -7.69% total return for the same period. The use of leverage (typically a performance enhancer in up markets and a detractor during market retreats) was a key driver of the Fund’s underperformance during the reporting period. (Fund performance on a market price basis is provided in the table immediately following this commentary.)

The overall high yield market, as measured by the Index, generated weak results during the reporting period. Much of this decline occurred in February and March 2020. Over this time, the high yield market experienced significant volatility due to the worldwide spread of COVID-19 and its impact on global economic activity—from business closures and travel restrictions to shelter-in-place orders—as well as an oil price war made worse by demand destruction. The high yield market recouped a portion of its losses toward the end of the reporting period as the U.S. Federal Reserve Board took aggressive actions to support the economy and financial markets.

From a sector perspective, security selection within support-services, gas distribution and healthcare were the largest detractors from performance. In contrast, security selection within telecommunications, an overweight to and security selection in technology & electronics, and an overweight to utilities versus the Index all contributed positively to relative performance for the period.

In terms of the Fund’s credit quality, security selection within B and BB rated securities detracted from performance, while security selection within CCC and below rated securities added the most value.

The Fund’s use of swap contracts detracted from performance during the reporting period.

Among the adjustments we made to the portfolio during the reporting period, the Fund’s allocation to B rated securities was reduced by approximately 25% and the allocation to BB rated securities was increased by approximately 13%. From a sector perspective, the Fund increased its allocations to gas distribution, technology & electronics and food, beverage & tobacco, while reducing exposures to media—broadcast & diversified, gaming, lodging & leisure and consumer products & services.

Spreads in the high yield market have narrowed from the 1000+ levels reached in March 2020 and, as of the end of April 2020, stood at about 760 basis points over U.S. Treasuries. In our view, spreads at levels in the 700 to 800 basis points range are likely compensating investors for an above-average rise in default rates, with the secularly-challenged, higher COVID-19 risk and the cyclically-exposed issuers most affected. While our team continues to be vigilant to the developments of both COVID-19 and the economic impact from it, we are finding select relative value opportunities. With that said, our primary goal in the near-term remains one of avoiding default risk. While uncertainty around the reopening of the economy and the severity of the hit to GDP will likely result in pockets of short-term volatility, we believe the Fund is well positioned given our deep, fundamental research focus. We will continue to look to tactically take advantage of the increased volatility to invest in securities that, in our opinion, present stable fundamentals and compelling valuations.

Sincerely,

Russ Covode, Daniel Doyle, Joe Lind And Chris Kocinski
Portfolio Co-Managers

The portfolio composition, industries and holdings of the Fund are subject to change without notice.
The opinions expressed are those of the Fund’s portfolio managers. The opinions are as of the date of this report and are subject to change without notice.
The value of securities owned by the Fund, as well as the market value of shares of the Fund’s common stock, may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional, national or global political, social or economic instability; regulatory or legislative developments; price, currency and interest rate fluctuations, including those resulting from changes in central bank policies; and changes in investor sentiment.
The performance of certain rated bonds within the Index, as noted above, represent issues that are rated B1/B+ through B3/B-, Ba1/BB+ through Ba3/BB- and CCC+/Caa1 or lower, based on an average of Moody’s, S&P and Fitch ratings, as calculated by ICE BofA.

2

TICKER SYMBOL
High Yield Strategies Fund	NHS

PORTFOLIO BY MATURITY DISTRIBUTION
(as a % of Total Investments*)
Less than One Year	0.5%
One to less than Five Years	23.1
Five to less than Ten Years	68.5
Ten Years or Greater	7.9
Total	100.0%

*	Does not include Short-Term Investments or the impact of the Fund’s open positions in derivatives, if any.
PERFORMANCE HIGHLIGHTS[1]
		Six Month	Average Annual Total Return
		Period	Ended 04/30/2020
	Inception	Ended
	Date	04/30/2020	1 Year	5 Years	10 Years	Life of Fund
At NAV[2]	07/28/2003	-14.23%	-11.42%	2.06%	6.15%	8.05%
At Market Price[3]	07/28/2003	-14.10%	-10.03%	3.39%	5.31%	7.38%
Index
ICE BofA
U.S. High Yield
Constrained Index[4]		-7.69%	-5.27%	3.20%	5.65%	6.87%

Listed closed-end funds, unlike open-end funds, are not continually offered. Generally, there is an initial public offering and, once issued, shares of common stock of closed-end funds are sold in the secondary market on a stock exchange.

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, please visit www.nb.com/cef-performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a stockholder would pay on Fund distributions or on the sale of shares of the Fund’s common stock.

The investment return and market price will fluctuate and shares of the Fund’s common stock may trade at prices above or below NAV. Shares of the Fund’s common stock, when sold, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC had not waived certain expenses during certain of the periods shown. The waived fees are from prior years that are no longer disclosed in the Financial Highlights.

3

Endnotes

1	The performance information for periods prior to August 6, 2010 is that of a predecessor fund (Neuberger Berman High Yield Strategies Fund).

2	Returns based on the NAV of the Fund.

3	Returns based on the market price of shares of the Fund’s common stock on the NYSE American.

4	Please see “Description of Index” on page 5 for a description of the index.

For more complete information on Neuberger Berman High Yield Strategies Fund Inc., call Neuberger Berman Investment Advisers LLC at (800) 877-9700, or visit our website at www.nb.com.

4

Description of Index

ICE BofA U.S. High Yield Constrained Index:	The index tracks the performance of U.S. dollar-denominated, below investment grade corporate debt publicly issued in the U.S. domestic market. In addition to meeting other criteria, qualifying securities must have a below investment grade rating (based on an average of Moody’s, S&P and Fitch ratings) and have risk exposure to countries that are members of the FX-G10, Western Europe or territories of the U.S. and Western Europe. Securities in legal default are excluded from the index. Index constituents are capitalization-weighted, provided the total allocation to an individual issuer does not exceed 2%.

Please note that the index does not take into account any fees and expenses or any tax consequences of investing in the individual securities that it tracks and that individuals cannot invest directly in any index. Data about the performance of this index are prepared or obtained by Management and include reinvestment of all income dividends and other distributions, if any. The Fund may invest in securities not included in the above described index and generally does not invest in all securities included in the index.

5

Legend April 30, 2020 (Unaudited)

Neuberger Berman High Yield Strategies Fund Inc.

Benchmarks
LIBOR = London Interbank Offered Rate

Currency Abbreviations:
USD = United States Dollar

Clearinghouses:
CME = CME Group, Inc.

Index Periods/Payment Frequencies:
1M = 1 Month
2M = 2 Months
3M = 3 Months
6M = 6 Months

6

Schedule of Investments High Yield Strategies Fund Inc.^
(Unaudited) April 30, 2020

PRINCIPAL AMOUNT		VALUE

Loan Assignments(a) 5.7%

Building & Development 0.4%
$981,925	Forterra Finance, LLC, Term Loan B, (1M USD LIBOR + 3.00%), 4.00%, due 10/25/2023	$840,361

Chemicals & Plastics 0.4%
	Solenis Holdings LLC
506,989	First Lien Term Loan, (3M USD LIBOR + 4.00%), 5.61%, due 6/26/2025	434,997
390,000	Second Lien Term Loan, (3M USD LIBOR + 8.50%), 10.11%, due 6/26/2026	299,001
		733,998

Containers & Glass Products 0.2%
556,418	BWAY Holding Company, Term Loan B, (3M USD LIBOR + 3.25%), 4.56%, due 4/3/2024	476,088

Industrial Equipment 0.3%
691,525	Granite Holdings US Acquisition Co., Term Loan B, (6M USD LIBOR + 5.25%), 6.32%,
	due 9/30/2026	560,135	(b)

Leisure Goods - Activities - Movies 0.5%
1,251,225	SeaWorld Parks & Entertainment, Inc., Term Loan B5, (1M USD LIBOR + 3.00%), 3.75%,
	due 3/31/2024	1,044,072

Oil & Gas 0.9%
1,222,458	BCP Raptor, LLC, Term Loan B, (2M USD LIBOR + 4.25%), 5.25%, due 6/24/2024	568,443
1,348,225	Brazos Delaware II, LLC, Term Loan B, (1M USD LIBOR + 4.00%), 4.62%, due 5/21/2025	682,781
898,213	Lower Cadence Holdings LLC, Term Loan B, (1M USD LIBOR + 4.00%), 4.40%, due 5/22/2026	618,644
		1,869,868

Retailers (except food & drug) 1.6%
1,574,286	Bass Pro Group, LLC, Term Loan B, (1M USD LIBOR + 5.00%), 6.07%, due 9/25/2024	1,322,400
2,368,857	Staples, Inc., Term Loan, (1M USD LIBOR + 5.00%), 6.02%, due 4/16/2026	1,879,285
		3,201,685

Telecommunications 1.1%
1,830,880	Frontier Communications Corp., Term Loan B1, (3M USD LIBOR + 3.75%), 5.21% - 5.35%,
	due 6/15/2024	1,775,295	(c)
454,669	Intelsat Jackson Holdings S.A., Term Loan B3, (3M USD LIBOR + 2.75%), 6.00%,
	due 11/27/2023	445,321
		2,220,616

Utilities 0.3%
600,987	Granite Generation LLC, Term Loan B, (1M USD LIBOR + 3.75%, 3M USD LIBOR + 3.75%),
	4.75% - 5.20%, due 11/9/2026	565,680	(c)
	Total Loan Assignments (Cost $14,387,108)	11,512,503

Corporate Bonds 151.8%

Advertising 1.6%
1,490,000	Nielsen Co. Luxembourg S.a.r.l., 5.00%, due 2/1/2025	1,437,850	(d)(e)
1,585,000	Nielsen Finance LLC/Nielsen Finance Co., 5.00%, due 4/15/2022	1,561,399	(e)
145,000	Outfront Media Capital LLC/Outfront Media Capital Corp., 5.00%, due 8/15/2027	138,461	(e)
		3,137,710

See Notes to Financial Statements	7

Schedule of Investments High Yield Strategies Fund Inc.^
(Unaudited) (cont’d)

PRINCIPAL AMOUNT		VALUE

Aerospace & Defense 4.7%
	Boeing Co.
$215,000	4.88%, due 5/1/2025	$215,000	(f)(g)
385,000	5.04%, due 5/1/2027	385,000	(f)(g)
645,000	5.15%, due 5/1/2030	645,000	(f)(g)
485,000	5.71%, due 5/1/2040	485,000	(f)(g)
485,000	5.81%, due 5/1/2050	485,000	(f)(g)
	Bombardier, Inc.
845,000	8.75%, due 12/1/2021	701,350	(e)
560,000	5.75%, due 3/15/2022	420,000	(e)(h)
300,000	Science Applications Int’l Corp., 4.88%, due 4/1/2028	293,793	(e)
	TransDigm, Inc.
985,000	6.38%, due 6/15/2026	842,963
2,710,000	7.50%, due 3/15/2027	2,466,913
3,125,000	5.50%, due 11/15/2027	2,640,625	(e)
		9,580,644

Air Transportation 0.4%
510,000	American Airlines Group, Inc., 3.75%, due 3/1/2025	237,456	(e)
475,000	Delta Air Lines, Inc., 7.00%, due 5/1/2025	486,826	(e)
		724,282

Auto Loans 1.9%
	Ford Motor Credit Co. LLC
1,085,000	2.34%, due 11/2/2020	1,055,987
85,000	3.20%, due 1/15/2021	82,025
30,000	3.34%, due 3/18/2021	28,799
845,000	5.88%, due 8/2/2021	836,550
930,000	3.81%, due 10/12/2021	874,200
650,000	4.39%, due 1/8/2026	559,000
565,000	5.11%, due 5/3/2029	485,900
		3,922,461

Auto Parts & Equipment 0.6%
315,000	Adient U.S. LLC, 9.00%, due 4/15/2025	328,388	(e)
445,000	Dealer Tire LLC/DT Issuer LLC, 8.00%, due 2/1/2028	332,637	(e)
	Panther BF Aggregator 2 L.P./Panther Finance Co., Inc.
350,000	6.25%, due 5/15/2026	350,980	(e)
320,000	8.50%, due 5/15/2027	271,200	(e)
		1,283,205

Banking 2.4%
	Ally Financial, Inc.
660,000	4.13%, due 2/13/2022	668,738
820,000	5.80%, due 5/1/2025	873,841
	CIT Group, Inc.
315,000	4.13%, due 3/9/2021	309,488

See Notes to Financial Statements	8

Schedule of Investments High Yield Strategies Fund Inc.^
(Unaudited) (cont’d)

PRINCIPAL AMOUNT		VALUE

$1,095,000	5.00%, due 8/15/2022	$1,089,525
415,000	5.25%, due 3/7/2025	409,937
1,310,000	GMAC LLC, 8.00%, due 11/1/2031	1,593,851
		4,945,380

Brokerage 1.2%
2,375,000	LPL Holdings, Inc., 5.75%, due 9/15/2025	2,357,188	(e)

Building & Construction 0.7%
400,000	Shea Homes L.P./Shea Homes Funding Corp., 4.75%, due 2/15/2028	345,500	(e)
1,245,000	Taylor Morrison Communities, Inc., 5.75%, due 1/15/2028	1,126,725	(e)
		1,472,225

Building Materials 4.5%
2,990,000	Beacon Roofing Supply, Inc., 4.88%, due 11/1/2025	2,642,412	(e)
195,000	CD&R Waterworks Merger Sub LLC, 6.13%, due 8/15/2025	186,225	(e)
	Jeld-Wen, Inc.
600,000	4.63%, due 12/15/2025	533,940	(e)
2,605,000	4.88%, due 12/15/2027	2,298,913	(e)
	Masonite Int’l Corp.
540,000	5.75%, due 9/15/2026	523,800	(e)
2,940,000	5.38%, due 2/1/2028	2,800,350	(e)
245,000	Ply Gem Midco LLC, 8.00%, due 4/15/2026	208,179	(e)
		9,193,819

Cable & Satellite Television 9.6%
	CCO Holdings LLC/CCO Holdings Capital Corp.
2,615,000	5.75%, due 2/15/2026	2,726,399	(e)
925,000	5.50%, due 5/1/2026	962,102	(e)
2,595,000	5.00%, due 2/1/2028	2,672,850	(e)
2,255,000	4.50%, due 8/15/2030	2,266,275	(e)
140,000	4.50%, due 5/1/2032	139,081	(e)
	CSC Holdings LLC
200,000	5.38%, due 7/15/2023	202,250	(e)
890,000	6.63%, due 10/15/2025	930,806	(e)
1,490,000	5.50%, due 5/15/2026	1,542,150	(e)
1,500,000	5.50%, due 4/15/2027	1,559,531	(e)
560,000	7.50%, due 4/1/2028	615,405	(e)
705,000	6.50%, due 2/1/2029	770,142	(e)
2,660,000	5.75%, due 1/15/2030	2,765,569	(e)
780,000	DISH DBS Corp., 7.75%, due 7/1/2026	768,300
1,575,000	Radiate Holdco LLC/Radiate Finance, Inc., 6.63%, due 2/15/2025	1,559,250	(e)
		19,480,110

Chemicals 2.8%
950,000	Alpha 3 BV/Alpha U.S. Bidco, Inc., 6.25%, due 2/1/2025	902,310	(e)
505,000	CF Industries, Inc., 5.38%, due 3/15/2044	522,675

See Notes to Financial Statements	9

Schedule of Investments High Yield Strategies Fund Inc.^
(Unaudited) (cont’d)

PRINCIPAL AMOUNT		VALUE

	NOVA Chemicals Corp.
$405,000	4.88%, due 6/1/2024	$363,487	(e)
571,000	5.25%, due 6/1/2027	456,800	(e)
110,000	PQ Corp., 6.75%, due 11/15/2022	110,963	(e)
1,765,000	Starfruit Finco BV/Starfruit U.S. Holdco LLC, 8.00%, due 10/1/2026	1,652,922	(e)
430,000	Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc., 5.38%, due 9/1/2025	366,575	(e)
430,000	Tronox Finance PLC, 5.75%, due 10/1/2025	380,550	(e)
1,010,000	Tronox, Inc., 6.50%, due 4/15/2026	914,050	(d)(e)
		5,670,332

Consumer - Commercial Lease Financing 2.2%
1,365,000	AerCap Global Aviation Trust, 6.50%, due 6/15/2045	996,450	(e)(i)
	AerCap Ireland Capital DAC/AerCap Global Aviation Trust
1,405,000	4.88%, due 1/16/2024	1,310,358
375,000	4.45%, due 4/3/2026	325,106
895,000	Avolon Holdings Funding Ltd., 3.63%, due 5/1/2022	819,318	(e)
1,500,000	Global Aircraft Leasing Co. Ltd., 6.50% Cash/7.25% PIK, due 9/15/2024	907,050	(e)(j)
		4,358,282

Diversified Capital Goods 0.4%
875,000	Resideo Funding, Inc., 6.13%, due 11/1/2026	765,625	(e)

Electric - Generation 6.8%
	Calpine Corp.
3,915,000	5.75%, due 1/15/2025	3,895,268
1,205,000	5.13%, due 3/15/2028	1,174,875	(e)
730,000	NextEra Energy Operating Partners L.P., 4.50%, due 9/15/2027	749,163	(e)
	NRG Energy, Inc.
740,000	7.25%, due 5/15/2026	795,500
2,210,000	6.63%, due 1/15/2027	2,359,175
145,000	5.25%, due 6/15/2029	155,331	(e)
	Vistra Operations Co. LLC
1,185,000	5.63%, due 2/15/2027	1,247,213	(e)
3,325,000	5.00%, due 7/31/2027	3,391,167	(e)
		13,767,692

Electric - Integrated 2.0%
	Talen Energy Supply LLC
850,000	10.50%, due 1/15/2026	701,309	(e)
1,415,000	7.25%, due 5/15/2027	1,400,850	(e)
2,040,000	6.63%, due 1/15/2028	1,919,232	(e)
		4,021,391

Electronics 1.9%
3,015,000	Amkor Technology, Inc., 6.63%, due 9/15/2027	3,097,912	(e)
756,000	Nokia Oyj, 6.63%, due 5/15/2039	801,360
		3,899,272

See Notes to Financial Statements	10

Schedule of Investments High Yield Strategies Fund Inc.^
(Unaudited) (cont’d)

PRINCIPAL AMOUNT		VALUE

Energy - Exploration & Production 4.5%
	Ascent Resources Utica Holdings LLC/ARU Finance Corp.
$80,000	10.00%, due 4/1/2022	$62,400	(e)
2,445,000	7.00%, due 11/1/2026	1,418,100	(e)
785,000	Comstock Escrow Corp., 9.75%, due 8/15/2026	679,033
2,155,000	CrownRock L.P./CrownRock Finance, Inc., 5.63%, due 10/15/2025	1,745,787	(e)
	Hilcorp Energy I L.P./Hilcorp Finance Co.
590,000	5.75%, due 10/1/2025	328,925	(e)
305,000	6.25%, due 11/1/2028	157,838	(e)
1,435,000	Matador Resources Co., 5.88%, due 9/15/2026	703,007
870,000	Parsley Energy LLC/Parsley Finance Corp., 5.63%, due 10/15/2027	743,850	(e)
1,065,000	PDC Energy, Inc., 5.75%, due 5/15/2026	812,275
	Range Resources Corp.
490,000	4.88%, due 5/15/2025	379,750
1,015,000	9.25%, due 2/1/2026	824,687	(e)
1,330,000	WPX Energy, Inc., 5.75%, due 6/1/2026	1,205,379
		9,061,031

Food - Wholesale 4.5%
	Kraft Heinz Foods Co.
700,000	3.95%, due 7/15/2025	732,419
1,480,000	5.20%, due 7/15/2045	1,515,505
1,750,000	4.88%, due 10/1/2049	1,738,484	(e)
	Performance Food Group, Inc.
240,000	6.88%, due 5/1/2025	244,200	(e)
1,780,000	5.50%, due 10/15/2027	1,691,036	(e)
	Post Holdings, Inc.
530,000	5.75%, due 3/1/2027	542,587	(e)
615,000	5.63%, due 1/15/2028	625,762	(e)
665,000	4.63%, due 4/15/2030	651,693	(e)
	Sysco Corp.
715,000	5.95%, due 4/1/2030	840,772
295,000	6.60%, due 4/1/2040	352,344
155,000	6.60%, due 4/1/2050	192,748
		9,127,550

Gaming 0.6%
1,335,000	Churchill Downs, Inc., 5.50%, due 4/1/2027	1,275,860	(e)

Gas Distribution 14.3%
705,000	Antero Midstream Partners L.P./Antero Midstream Finance Corp., 5.38%, due 9/15/2024	549,900
	Buckeye Partners L.P.
640,000	4.13%, due 3/1/2025	592,000	(e)
1,680,000	3.95%, due 12/1/2026	1,520,400
3,285,000	4.13%, due 12/1/2027	2,931,863
650,000	4.50%, due 3/1/2028	585,000	(e)
605,000	5.85%, due 11/15/2043	441,650

See Notes to Financial Statements	11

Schedule of Investments High Yield Strategies Fund Inc.^
(Unaudited) (cont’d)

PRINCIPAL AMOUNT		VALUE

$1,095,000	Cheniere Corpus Christi Holdings LLC, 7.00%, due 6/30/2024	$1,169,333
	Cheniere Energy Partners L.P.
290,000	5.25%, due 10/1/2025	276,834
1,990,000	4.50%, due 10/1/2029	1,835,775	(e)
1,215,000	DCP Midstream LLC, 5.85%, due 5/21/2043	558,900	(e)(i)
715,000	DCP Midstream Operating L.P., 5.60%, due 4/1/2044	371,800
	Enterprise Products Operating LLC
582,000	4.80%, due 2/1/2049	629,275
1,680,000	4.20%, due 1/31/2050	1,657,809
	EQT Midstream Partners L.P.
1,280,000	4.75%, due 7/15/2023	1,203,200
420,000	4.00%, due 8/1/2024	379,050
845,000	4.13%, due 12/1/2026	724,588
1,300,000	5.50%, due 7/15/2028	1,169,194
	Genesis Energy L.P./Genesis Energy Finance Corp.
165,000	6.50%, due 10/1/2025	138,600
285,000	6.25%, due 5/15/2026	237,975
625,000	Global Partners L.P./GLP Finance Corp., 7.00%, due 8/1/2027	503,000
	MPLX L.P.
225,000	3.38%, due 3/15/2023	221,053
300,000	4.88%, due 12/1/2024	297,917
340,000	4.80%, due 2/15/2029	343,195
875,000	4.70%, due 4/15/2048	781,515
115,000	5.50%, due 2/15/2049	114,387
	NuStar Logistics L.P.
460,000	6.00%, due 6/1/2026	420,325
570,000	5.63%, due 4/28/2027	513,000
	Summit Midstream Holdings LLC/Summit Midstream Finance Corp.
260,000	5.50%, due 8/15/2022	62,400
3,065,000	5.75%, due 4/15/2025	613,613
	Tallgrass Energy Partners L.P./Tallgrass Energy Finance Corp.
280,000	4.75%, due 10/1/2023	215,600	(e)
660,000	6.00%, due 3/1/2027	438,900	(e)
535,000	5.50%, due 1/15/2028	366,475	(e)
	Targa Resources Partners L.P./Targa Resources Partners Finance Corp.
600,000	4.25%, due 11/15/2023	541,500
685,000	5.13%, due 2/1/2025	616,500
176,000	5.38%, due 2/1/2027	149,600
2,420,000	5.50%, due 3/1/2030	2,063,050	(e)
	Western Midstream Operating L.P.
1,135,000	3.10%, due 2/1/2025	1,035,688
1,335,000	4.05%, due 2/1/2030	1,218,188
	Williams Cos., Inc.
35,000	5.10%, due 9/15/2045	36,333
1,355,000	4.85%, due 3/1/2048	1,388,046
		28,913,431

See Notes to Financial Statements	12

Schedule of Investments High Yield Strategies Fund Inc.^
(Unaudited) (cont’d)

PRINCIPAL AMOUNT		VALUE

Health Facilities 5.4%
$300,000	CHS/Community Health Systems, Inc., 8.13%, due 6/30/2024	$200,250	(e)
2,040,000	Columbia/HCA Corp., 7.50%, due 11/15/2095	2,244,000
	HCA, Inc.
1,835,000	5.38%, due 9/1/2026	1,986,387
1,050,000	5.63%, due 9/1/2028	1,163,484
140,000	5.88%, due 2/1/2029	160,412
140,000	3.50%, due 9/1/2030	133,612
1,215,000	MEDNAX, Inc., 6.25%, due 1/15/2027	1,100,110	(e)
1,500,000	Select Medical Corp., 6.25%, due 8/15/2026	1,432,500	(e)
	Tenet Healthcare Corp.
480,000	8.13%, due 4/1/2022	483,744
1,610,000	6.75%, due 6/15/2023	1,608,390
450,000	THC Escrow Corp., 7.00%, due 8/1/2025	418,320	(d)
		10,931,209

Health Services 2.6%
1,035,000	Envision Healthcare Corp., 8.75%, due 10/15/2026	346,083	(e)
	Ortho-Clinical Diagnostics, Inc./Ortho-Clinical Diagnostics SA
598,000	6.63%, due 5/15/2022	543,612	(e)
1,515,000	7.25%, due 2/1/2028	1,359,713	(e)
435,000	Team Health Holdings, Inc., 6.38%, due 2/1/2025	239,163	(e)
720,000	Vizient, Inc., 6.25%, due 5/15/2027	756,504	(e)
2,120,000	West Street Merger Sub, Inc., 6.38%, due 9/1/2025	1,976,900	(e)
		5,221,975

Hotels 0.3%
60,000	Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., 4.63%, due 4/1/2025	59,250
235,000	Hyatt Hotels Corp., 5.38%, due 4/23/2025	239,667
205,000	Marriott Int’l, Inc., Ser. EE, 5.75%, due 5/1/2025	214,129
		513,046

Insurance Brokerage 5.5%
1,355,000	Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer, 6.75%, due 10/15/2027	1,351,748	(e)
405,000	AmWINS Group, Inc., 7.75%, due 7/1/2026	417,150	(e)
1,845,000	AssuredPartners, Inc., 7.00%, due 8/15/2025	1,718,156	(e)
3,115,000	GTCR AP Finance, Inc., 8.00%, due 5/15/2027	2,912,525	(e)
4,840,000	HUB Int’l Ltd., 7.00%, due 5/1/2026	4,774,418	(e)
		11,173,997

Integrated Energy 1.0%
	Occidental Petroleum Corp.
1,055,000	2.70%, due 2/15/2023	906,245
1,120,000	2.90%, due 8/15/2024	850,864
225,000	7.50%, due 5/1/2031	172,125
		1,929,234

See Notes to Financial Statements	13

Schedule of Investments High Yield Strategies Fund Inc.^
(Unaudited) (cont’d)

PRINCIPAL AMOUNT		VALUE

Investments & Misc. Financial Services 0.8%
	MSCI, Inc.
$615,000	5.75%, due 8/15/2025	$642,429	(e)
920,000	5.38%, due 5/15/2027	991,300	(e)
		1,633,729

Machinery 0.5%
245,000	Granite U.S. Holdings Acquisition Co., 11.00%, due 10/1/2027	208,250	(e)
835,000	Harsco Corp., 5.75%, due 7/31/2027	787,155	(e)
		995,405

Managed Care 3.6%
	Centene Corp.
810,000	4.75%, due 1/15/2025	828,914
640,000	5.25%, due 4/1/2025	667,200	(e)
1,110,000	4.25%, due 12/15/2027	1,161,337	(e)
2,005,000	4.63%, due 12/15/2029	2,195,475	(e)
2,740,000	MPH Acquisition Holdings LLC, 7.13%, due 6/1/2024	2,441,943	(e)
		7,294,869

Media Content 5.5%
140,000	iHeartCommunications, Inc., 5.25%, due 8/15/2027	124,950	(e)
	Netflix, Inc.
670,000	3.63%, due 6/15/2025	677,538	(e)
820,000	5.88%, due 11/15/2028	927,297
1,650,000	6.38%, due 5/15/2029	1,934,460
1,270,000	5.38%, due 11/15/2029	1,394,841	(e)
	Sirius XM Radio, Inc.
840,000	5.38%, due 4/15/2025	866,250	(e)
1,350,000	5.38%, due 7/15/2026	1,400,625	(e)
1,195,000	5.00%, due 8/1/2027	1,222,186	(e)
2,350,000	5.50%, due 7/1/2029	2,478,310	(e)
		11,026,457

Medical Products 1.3%
1,135,000	Avantor, Inc., 9.00%, due 10/1/2025	1,230,908	(e)
	Hologic, Inc.
660,000	4.38%, due 10/15/2025	663,036	(e)
645,000	4.63%, due 2/1/2028	654,675	(e)
		2,548,619

Metals - Mining Excluding Steel 3.2%
270,000	Arconic Rolled Products Corp., 6.13%, due 2/15/2028	256,919	(e)
616,000	Constellium NV, 6.63%, due 3/1/2025	591,360	(e)
	Freeport-McMoRan, Inc.
192,000	3.55%, due 3/1/2022	193,478
1,745,000	5.00%, due 9/1/2027	1,693,261

See Notes to Financial Statements	14

Schedule of Investments High Yield Strategies Fund Inc.^
(Unaudited) (cont’d)

PRINCIPAL AMOUNT		VALUE

$330,000	4.13%, due 3/1/2028	$306,075
290,000	5.25%, due 9/1/2029	286,375	(d)
330,000	4.25%, due 3/1/2030	307,263
105,000	5.40%, due 11/14/2034	98,700
220,000	5.45%, due 3/15/2043	202,477
205,000	Howmet Aerospace, Inc., 6.88%, due 5/1/2025	209,637
897,000	Hudbay Minerals, Inc., 7.63%, due 1/15/2025	811,336	(e)
	Novelis Corp.
505,000	5.88%, due 9/30/2026	491,011	(e)
1,185,000	4.75%, due 1/30/2030	1,054,650	(e)
		6,502,542

Oil Field Equipment & Services 0.7%
755,000	Archrock Partners L.P./Archrock Partners Finance Corp., 6.25%, due 4/1/2028	562,475	(e)
	Precision Drilling Corp.
995,000	7.75%, due 12/15/2023	437,800
1,225,000	5.25%, due 11/15/2024	465,500
		1,465,775

Packaging 3.6%
1,060,000	ARD Finance SA, 6.50% Cash/7.25% PIK, due 6/30/2027	983,892	(e)(j)
	Ball Corp.
280,000	4.00%, due 11/15/2023	288,400
795,000	5.25%, due 7/1/2025	876,487
1,095,000	Berry Global Escrow Corp., 5.63%, due 7/15/2027	1,130,587	(e)
555,000	Berry Global, Inc., 4.50%, due 2/15/2026	547,841	(e)
	BWAY Holding Co.
545,000	5.50%, due 4/15/2024	502,599	(e)
1,520,000	7.25%, due 4/15/2025	1,189,400	(e)
810,000	Crown Americas LLC/Crown Americas Capital Corp. V, 4.25%, due 9/30/2026	811,661
1,010,000	Trident TPI Holdings, Inc., 9.25%, due 8/1/2024	883,750	(e)
		7,214,617

Pharmaceuticals 0.8%
365,000	Bausch Health Americas, Inc., 8.50%, due 1/31/2027	402,376	(e)
	Valeant Pharmaceuticals Int’l, Inc.
275,000	6.50%, due 3/15/2022	280,445	(e)
32,000	5.50%, due 3/1/2023	31,680	(e)
920,000	6.13%, due 4/15/2025	929,775	(e)
		1,644,276

Real Estate Development & Management 0.5%
	Realogy Group LLC/Realogy Co-Issuer Corp.
860,000	4.88%, due 6/1/2023	653,927	(d)(e)
625,000	9.38%, due 4/1/2027	437,500	(e)
		1,091,427

See Notes to Financial Statements	15

Schedule of Investments High Yield Strategies Fund Inc.^
(Unaudited) (cont’d)

PRINCIPAL AMOUNT		VALUE

Real Estate Investment Trusts 0.9%
	MPT Operating Partnership L.P./MPT Finance Corp.
$700,000	6.38%, due 3/1/2024	$722,883
535,000	5.25%, due 8/1/2026	540,350
565,000	Ryman Hospitality Properties, Inc., 4.75%, due 10/15/2027	492,963	(e)
		1,756,196

Recreation & Travel 3.2%
1,455,000	Cedar Fair L.P., 5.25%, due 7/15/2029	1,251,300	(e)
	Cedar Fair L.P./Canada’s Wonderland Co./Magnum Management Corp.
1,595,000	5.50%, due 5/1/2025	1,598,987	(e)
320,000	5.38%, due 4/15/2027	284,800
1,900,000	Motion Bondco DAC, 6.63%, due 11/15/2027	1,501,000	(e)
1,745,000	Six Flags Theme Parks, Inc., 7.00%, due 7/1/2025	1,805,726	(e)
110,000	Vail Resorts, Inc., 6.25%, due 5/15/2025	113,575	(e)(g)
		6,555,388

Restaurants 2.2%
	1011778 BC ULC/New Red Finance, Inc.
170,000	5.75%, due 4/15/2025	179,350	(e)
2,660,000	5.00%, due 10/15/2025	2,673,300	(e)
1,220,000	KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC, 5.00%, due 6/1/2024	1,257,064	(e)
240,000	Yum! Brands, Inc., 7.75%, due 4/1/2025	261,630	(e)
		4,371,344

Software - Services 5.0%
115,000	Granite Merger Sub 2, Inc., 11.00%, due 7/15/2027	111,550	(e)
1,180,000	j2 Cloud Services LLC/j2 Global Co-Obligor, Inc., 6.00%, due 7/15/2025	1,191,800	(e)
	Presidio Holdings, Inc.
385,000	4.88%, due 2/1/2027	376,568	(e)
1,275,000	8.25%, due 2/1/2028	1,258,170	(e)
3,615,000	Rackspace Hosting, Inc., 8.63%, due 11/15/2024	3,561,209	(e)
1,730,000	Solera LLC/Solera Finance, Inc., 10.50%, due 3/1/2024	1,721,350	(e)
1,815,000	SS&C Technologies, Inc., 5.50%, due 9/30/2027	1,860,375	(e)
		10,081,022

Specialty Retail 1.4%
	Asbury Automotive Group, Inc.
219,000	4.50%, due 3/1/2028	183,895	(e)
293,000	4.75%, due 3/1/2030	245,490	(e)
220,000	Hanesbrands, Inc., 5.38%, due 5/15/2025	220,000	(e)(f)(g)
	Penske Automotive Group, Inc.
600,000	5.38%, due 12/1/2024	551,820
1,695,000	5.50%, due 5/15/2026	1,566,468
		2,767,673

Steel Producers - Products 0.6%
1,239,000	Big River Steel LLC/BRS Finance Corp., 7.25%, due 9/1/2025	1,161,563	(e)

See Notes to Financial Statements	16

Schedule of Investments High Yield Strategies Fund Inc.^
(Unaudited) (cont’d)

PRINCIPAL AMOUNT		VALUE

Support - Services 16.7%
$2,410,000	ADT Corp., 4.88%, due 7/15/2032	$2,144,900	(e)
	APX Group, Inc.
320,000	7.63%, due 9/1/2023	249,600	(d)
1,030,000	6.75%, due 2/15/2027	875,500	(e)
	Aramark Services, Inc.
1,105,000	6.38%, due 5/1/2025	1,149,200	(e)
1,705,000	5.00%, due 2/1/2028	1,627,337	(e)
1,020,000	ASGN, Inc., 4.63%, due 5/15/2028	940,644	(e)
2,160,000	Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 5.25%, due 3/15/2025	1,274,400	(e)
910,000	frontdoor, Inc., 6.75%, due 8/15/2026	944,125	(e)
2,380,000	Garda World Security Corp., 8.75%, due 5/15/2025	2,356,200	(e)
245,000	GW B-CR Security Corp., 9.50%, due 11/1/2027	245,000	(e)
	Hertz Corp.
1,100,000	5.50%, due 10/15/2024	220,000	(e)
230,000	7.13%, due 8/1/2026	46,575	(e)
285,000	6.00%, due 1/15/2028	51,300	(e)
1,035,000	IAA Spinco, Inc., 5.50%, due 6/15/2027	1,032,723	(e)
690,000	Iron Mountain U.S. Holdings, Inc., 5.38%, due 6/1/2026	686,550	(e)
	Iron Mountain, Inc.
905,000	4.88%, due 9/15/2027	882,375	(e)
3,435,000	5.25%, due 3/15/2028	3,357,712	(e)
2,785,000	4.88%, due 9/15/2029	2,666,638	(e)
3,845,000	KAR Auction Services, Inc., 5.13%, due 6/1/2025	3,316,351	(e)
700,000	Korn/Ferry Int’l, 4.63%, due 12/15/2027	657,650	(e)
	Prime Security Services Borrower LLC/Prime Finance, Inc.
4,725,000	5.75%, due 4/15/2026	4,655,542	(e)
1,345,000	6.25%, due 1/15/2028	1,207,138	(e)
2,205,000	Staples, Inc., 7.50%, due 4/15/2026	1,741,950	(e)
1,500,000	Univar Solutions USA, Inc., 5.13%, due 12/1/2027	1,488,750	(e)
		33,818,160

Technology Hardware & Equipment 5.0%
70,000	CDW LLC/CDW Finance Corp., 5.00%, due 9/1/2025	72,100
	CommScope Finance LLC
460,000	6.00%, due 3/1/2026	459,977	(e)
810,000	8.25%, due 3/1/2027	777,600	(d)(e)
	CommScope Technologies LLC
2,053,000	6.00%, due 6/15/2025	1,826,965	(e)
1,265,000	5.00%, due 3/15/2027	1,081,575	(e)
	Dell Int’l LLC/EMC Corp.
545,000	5.85%, due 7/15/2025	594,161	(e)
665,000	6.10%, due 7/15/2027	726,757	(e)
1,770,000	6.20%, due 7/15/2030	1,957,587	(e)
2,490,000	Western Digital Corp., 4.75%, due 2/15/2026	2,542,116
		10,038,838

See Notes to Financial Statements	17

Schedule of Investments High Yield Strategies Fund Inc.^
(Unaudited) (cont’d)

PRINCIPAL AMOUNT		VALUE

Telecom - Satellite 0.9%
$1,695,000	Intelsat Jackson Holdings SA, 8.00%, due 2/15/2024	$1,740,426	(e)

Telecom - Wireless 4.0%
	Sprint Capital Corp.
580,000	6.88%, due 11/15/2028	698,523
1,345,000	8.75%, due 3/15/2032	1,889,725
	Sprint Corp.
1,110,000	7.88%, due 9/15/2023	1,248,528
2,675,000	7.13%, due 6/15/2024	3,002,687
975,000	7.63%, due 3/1/2026	1,152,548
		7,992,011

Telecom - Wireline Integrated & Services 8.2%
985,000	Altice Financing SA, 5.00%, due 1/15/2028	960,375	(e)
	Altice France Holding SA
355,000	10.50%, due 5/15/2027	382,548	(e)
2,480,000	6.00%, due 2/15/2028	2,263,000	(e)
	Altice France SA
2,580,000	8.13%, due 2/1/2027	2,793,624	(e)
890,000	5.50%, due 1/15/2028	898,811	(e)
3,340,000	Frontier Communications Corp., 8.00%, due 4/1/2027	3,405,798	(e)
	Level 3 Financing, Inc.
520,000	5.38%, due 5/1/2025	527,800
280,000	4.63%, due 9/15/2027	277,424	(e)
2,730,000	Numericable-SFR SA, 7.38%, due 5/1/2026	2,852,850	(e)
1,695,000	Uniti Group L.P./Uniti Fiber Holdings, Inc./CSL Capital LLC, 7.88%, due 2/15/2025	1,631,437	(e)
685,000	Uniti Group L.P./Uniti Group Finance, Inc./CSL Capital LLC, 6.00%, due 4/15/2023	635,543	(e)
		16,629,210

Theaters & Entertainment 0.8%
2,005,000	Live Nation Entertainment, Inc., 4.75%, due 10/15/2027	1,714,255	(e)
	Total Corporate Bonds (Cost $326,859,298)	306,770,753

Convertible Bonds 1.0%

Cable & Satellite Television 1.0%
2,492,000	DISH Network Corp., 3.38%, due 8/15/2026 (Cost $2,188,257)	2,020,014

See Notes to Financial Statements	18

Schedule of Investments High Yield Strategies Fund Inc.^
(Unaudited) (cont’d)

NUMBER OF SHARES		VALUE

Short-Term Investments 2.8%
Investment Companies 2.8%
1,016,488	State Street Institutional U.S. Government Money Market Fund Premier Class, 0.22%(k)	$1,016,488	(h)
4,765,513	State Street Navigator Securities Lending Government Money Market Portfolio, 0.20%(k)	4,765,513	(l)
Total Short-Term Investments (Cost $5,782,001)		5,782,001
Total Investments 161.3% (Cost $349,216,664)		326,085,271
Liabilities Less Other Assets (44.0)%		(88,955,785	)(m)
Liquidation Value of Mandatory Redeemable Preferred Shares (17.3)%		(35,000,000)
Net Assets Applicable to Common Stockholders 100.0%		$202,129,486

(a)	Variable or floating rate security. The interest rate shown was the current rate as of April 30, 2020 and changes periodically.

(b)	Value determined using significant unobservable inputs.

(c)	The stated interest rates represent the range of rates at April 30, 2020 of the underlying contracts within the Loan Assignment.

(d)	The security or a portion of this security is on loan at April 30, 2020. Total value of all such securities at April 30, 2020 amounted to $4,687,715 for the Fund (see Note A of the Notes to Financial Statements).

(e)	Securities were purchased under Rule 144A of the Securities Act of 1933, as amended, or are otherwise restricted and, unless registered under the Securities Act of 1933 or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At April 30, 2020, these securities amounted to $216,370,969, which represents 107.0% of net assets applicable to common stockholders of the Fund.

(f)	Security fair valued as of April 30, 2020 in accordance with procedures approved by the Board of Directors. Total value of all such securities at April 30, 2020 amounted to $2,435,000, which represents 1.2% of net assets applicable to common stockholders of the Fund.

(g)	When-issued security. Total value of all such securities at April 30, 2020 amounted to $2,548,575, which represents 1.3% of net assets applicable to common stockholders of the Fund.

(h)	All or a portion of this security is segregated in connection with obligations for swap contracts and/or when-issued securities with a total value of $1,436,488.

(i)	Security issued at a fixed coupon rate, which converts to a variable rate at a future date. Rate shown is the rate in effect as of period end.

(j)	Payment-in-kind (PIK) security.

(k)	Represents 7-day effective yield as of April 30, 2020.

(l)	Represents investment of cash collateral received from securities lending.

(m)	Includes the impact of the Fund’s open positions in derivatives at April 30, 2020.

See Notes to Financial Statements	19

Schedule of Investments High Yield Strategies Fund Inc.^
(Unaudited) (cont’d)

POSITIONS BY COUNTRY

	Investments at	Percentage of
Country	Value	Net Assets
United States	$288,656,426	142.8%
Canada	9,110,123	4.5%
Luxembourg	6,775,562	3.4%
France	6,545,285	3.2%
Ireland	3,451,232	1.7%
United Kingdom	2,403,310	1.2%
Netherlands	1,652,922	0.8%
Cayman Islands	907,050	0.5%
Finland	801,360	0.4%
Liquidation Value of Mandatory Redeemable Preferred Shares	(35,000,000)	(17.3)%
Short-Term Investments and Other Liabilities -Net	(83,173,784)	(41.2)%
	$202,129,486	100.0%

See Notes to Financial Statements	20

Schedule of Investments High Yield Strategies Fund Inc.^
(Unaudited) (cont’d)
Derivative Instruments

Interest rate swap contracts (“interest rate swaps”)

At April 30, 2020, the Fund had outstanding interest rate swaps as follows:

Centrally cleared interest rate swaps

		Fund						Accrued
		Receives/			Frequency			Net
		Pays	Floating	Annual	of Fund		Unrealized	Interest
	Notional	Floating	Rate	Fixed-	Receipt/	Maturity	Appreciation/	Receivable/
Clearinghouse	Amount	Rate	Index	Rate	Payment	Date	(Depreciation)	(Payable)	Value
CME	USD 25,000,000	Receive	3M LIBOR	1.14%	3M/6M	6/17/2021	$(216,933)	$(79,549)	$(296,482)
CME	USD 20,000,000	Receive	3M LIBOR	0.99%	3M/6M	6/29/2021	(127,796)	(42,381)	(170,177)
Total							$(344,729)	$(121,930)	$(466,659)

At April 30, 2020, the Fund had $852,280 deposited in a segregated account to cover margin requirements for centrally cleared swaps.

At the six months ended April 30, 2020, the average notional value of interest rate swaps was $45,114,688 when the Fund paid the fixed rate.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund’s investments as of April 30, 2020:

Asset Valuation Inputs	Level 1	Level 2	Level 3(b)	Total
Investments:
Loan Assignments
Industrial Equipment	$—	$—	$560,135	$560,135
Other Loan Assignments(a)	—	10,952,368	—	10,952,368
Total Loan Assignments	—	10,952,368	560,135	11,512,503
Corporate Bonds(a)	—	306,770,753	—	306,770,753
Convertible Bonds(a)		2,020,014	—	2,020,014
Short-Term Investments	—	5,782,001	—	5,782,001
Total Investments	$—	$325,525,136	$560,135	$326,085,271

(a)	The Schedule of Investments provides information on the industry or sector categorization as well as a Positions by Country summary.

See Notes to Financial Statements	21

Schedule of Investments High Yield Strategies Fund Inc.^
(Unaudited) (cont’d)

(b)	The following is a reconciliation between the beginning and ending balances of investments in which unobservable inputs (Level 3) were used in determining value:

										Net change
										in unrealized
										appreciation/
										(depreciation)
	Beginning			Change in						from
	balance,	Accrued	Realized	unrealized			Transfers	Transfers	Balance,	investments
	as of	discounts/	gain/	appreciation/			into	out of	as of	still held as of
	11/1/2019	(premiums)	(loss)	(depreciation)	Purchases	Sales	Level 3	Level 3	4/30/2020	4/30/2020
Investments in
Securities:
Loan Assignments(c)
Health Care	$682,048	$—	$—	$—	$—	—	$—	$(682,048)	$—	$—
Industrial
Equipment	656,775	1,089	101	(94,355)	—	(3,475)	—	—	560,135	(94,355)
Total	$1,338,823	$1,089	$101	$(94,355)	$—	$(3,475)	$—	$(682,048)	$560,135	$(94,355)

(c)	Securities categorized as Level 3 were valued using a single quotation obtained from a dealer. The Fund does not have access to unobservable inputs and therefore cannot disclose such inputs used in formulating such quotation.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund’s derivatives as of April 30, 2020:

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Swaps
Liabilities	$—	$ (466,659)	$—	$(466,659)
Total	$—	$ (466,659)	$—	$(466,659)

^	A balance indicated with a “-”, reflects either a zero balance or an amount that rounds to less than 1.

See Notes to Financial Statements	22

Statement of Assets and Liabilities (Unaudited)

Neuberger Berman

HIGH YIELD
STRATEGIES
FUND INC.
April 30, 2020
Assets
Investments in securities, at value*† (Note A)—see Schedule of Investments:
Unaffiliated issuers(a)	$326,085,271
Cash	653,830
Cash collateral segregated for centrally cleared swap contracts (Note A)	852,280
Interest receivable	5,067,730
Receivable for securities sold	5,139,721
Receivable for securities lending income (Note A)	2,518
Prepaid expenses and other assets	7,878
Total Assets	337,809,228
Liabilities
Notes payable (net of unamortized deferred issuance costs of $77,299) (Note A)	89,922,701
Mandatory Redeemable Preferred Shares, Series B ($25,000 liquidation value per share; 1,400 shares issued and outstanding) (Note A)	35,000,000
Distributions payable—preferred shares	113,762
Distributions payable—common stock	15,851
Payable to investment manager—net (Note B)	158,191
Payable for securities purchased	4,778,752
Payable for accumulated variation margin on centrally cleared swap contracts (Note A)	466,659
Payable to administrator—net (Note B)	13,183
Payable to directors	3,601
Interest payable (Note A)	199,532
Payable for loaned securities collateral (Note A)	4,765,513
Other accrued expenses and payables	241,997
Total Liabilities	135,679,742
Net Assets applicable to Common Stockholders	$202,129,486
Net Assets applicable to Common Stockholders consist of:
Paid-in capital—common stock	$271,969,827
Total distributable earnings/(losses)	(69,840,341)
Net Assets applicable to Common Stockholders	$202,129,486
Shares of Common Stock Outstanding ($0.0001 par value; 999,999,997,100 shares authorized)	19,540,585
Net Asset Value Per Share of Common Stock Outstanding	$10.34
† Securities on loan, at value:
Unaffiliated issuers	$4,687,715
* Cost of Investments
(a) Unaffiliated issuers	$349,216,664

See Notes to Financial Statements	23

Statement of Operations (Unaudited)

Neuberger Berman

HIGH YIELD
STRATEGIES
FUND INC.
For the Six
Months Ended
April 30, 2020
Investment Income:
Income (Note A):
Interest and other income-unaffiliated issuers	$10,734,232
Income from securities loaned-net	3,153
Total income	$10,737,385
Expenses:
Investment management fees (Note B)	1,071,149
Administration fees (Note B)	89,262
Audit fees	31,257
Basic maintenance expense (Note A)	6,222
Custodian and accounting fees	68,961
Insurance	5,891
Legal fees	175,987
Stockholder reports	37,945
Stock exchange listing fees	5,041
Stock transfer agent fees	15,136
Distributions to mandatory redeemable preferred shareholders (Note A)	760,895
Directors‘ fees and expenses	25,954
Interest (Note A)	1,422,155
Miscellaneous	13,030
Total expenses	3,728,885
Net investment income/(loss)	$7,008,500
Realized and Unrealized Gain/(Loss) on Investments (Note A):
Net realized gain/(loss) on:
Transactions in investment securities of unaffiliated issuers	(15,447,481)
Expiration or closing of swap contracts	218,957
Change in net unrealized appreciation/(depreciation) in value of:
Investment securities of unaffiliated issuers	(25,770,225)
Swap contracts	(788,281)
Net gain/(loss) on investments	(41,787,030)
Net increase/(decrease) in net assets applicable to Common Stockholders resulting from operations	$(34,778,530)

See Notes to Financial Statements	24

Statements of Changes in Net Assets

Neuberger Berman

	HIGH YIELD
	STRATEGIES FUND INC.
	Six Months Ended	Fiscal Year Ended
	April 30, 2020	October 31,
	(Unaudited)	2019
Increase/(Decrease) in Net Assets Applicable to Common Stockholders:
From Operations (Note A):
Net investment income/(loss)	$7,008,500	$15,161,360
Net realized gain/(loss) on investments	(15,228,524)	(9,476,383)
Change in net unrealized appreciation/(depreciation) of investments	(26,558,506)	16,840,640
Net increase/(decrease) in net assets applicable to Common Stockholders resulting
from operations	(34,778,530)	22,525,617
Distributions to Common Stockholders From (Note A):
Distributable earnings	(10,610,537)	(15,967,909)
Tax return of capital	—	(2,357,252)
Total distributions to Common Stockholders	(10,610,537)	(18,325,161)
Net Increase/(Decrease) in Net Assets Applicable to Common Stockholders	(45,389,067)	4,200,456
Net Assets Applicable to Common Stockholders:
Beginning of period	247,518,553	243,318,097
End of period	$202,129,486	$247,518,553

See Notes to Financial Statements	25

Statement of Cash Flows (Unaudited)

Neuberger Berman

HIGH YIELD
STRATEGIES
FUND INC.
For the Six
Months Ended
April 30, 2020
Increase/(Decrease) in cash:
Cash flows from operating activities:
Net decrease in net assets applicable to Common Stockholders resulting from operations	$(34,778,530)
Adjustments to reconcile net decrease in net assets applicable to Common Stockholders resulting from operations to net cash provided by operating activities:
Changes in assets and liabilities:
Purchase of investment securities	(186,391,300)
Proceeds from disposition of investment securities	192,481,424
Purchase/sale of short-term investment securities, net	2,456,792
Decrease in receivable for variation margin on centrally cleared interest rate swaps	788,281
Decrease in interest receivable	414,539
Increase in receivable for securities lending income	(2,518)
Decrease in unamortized deferred issuance cost	11,137
Decrease in prepaid expenses and other assets	10,692
Decrease in receivable for securities sold	110,235
Decrease in distributions payable on preferred shares	(26,375)
Decrease in payable for securities purchased	(4,850,460)
Decrease in interest payable	(64,820)
Net amortization/(accretion) of premium/(discount) on investments	374,311
Decrease in payable to investment manager	(31,843)
Increase in payable to directors	684
Decrease in payable to administrator	(2,653)
Decrease in other accrued expenses and payables	(267,093)
Unrealized depreciation on investment securities of unaffiliated issuers	25,770,225
Net realized loss from transactions in investment securities of unaffiliated issuers	15,447,481
Net cash provided by (used in) operating activities	$11,450,209
Cash flows from financing activities:
Cash distributions paid on common stock	(10,611,831)
Net cash provided by (used in) financing activities	(10,611,831)
Net increase/(decrease) in cash and restricted cash	838,378
Cash and restricted cash at beginning of period	667,732
Cash and restricted cash at end of period	$1,506,110
Supplemental disclosure
Cash paid for interest	$1,486,975

The following table provides a reconciliation of cash and restricted cash, if any, reported within the Statement of Assets and Liabilities that sum to the total of such amounts shown on the Statement of Cash Flows.

	April 30, 2020	October 31, 2019
Cash	$653,830	$753,253
Deposit for derivative collateral
Cash collateral segregated for centrally cleared swap contracts	852,280	(85,521)
Total cash and restricted cash as shown in the Statement of Cash Flows	$1,506,110	$667,732

See Notes to Financial Statements	26

Notes to Financial Statements High Yield Strategies Fund Inc. (Unaudited)

Note A—Summary of Significant Accounting Policies:

1	General: Neuberger Berman High Yield Strategies Fund Inc. (the “Fund”) was organized as a Maryland corporation on March 18, 2010, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company. Under the 1940 Act, the status of a fund that was registered as non-diversified may, under certain circumstances, change to that of a diversified fund. The Fund is currently a diversified fund. The Fund’s Board of Directors (the “Board”) may classify or re-classify any unissued shares of capital stock into one or more classes of preferred stock without the approval of stockholders.

A balance indicated with a “—”, reflects either a zero balance or a balance that rounds to less than 1.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 “Financial Services—Investment Companies.”

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (“GAAP”) requires Neuberger Berman Investment Advisers LLC (“Management” or “NBIA”) to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2	Portfolio valuation: In accordance with ASC 820 “Fair Value Measurement” (“ASC 820”), all investments held by the Fund are carried at the value that Management believes the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Fund’s investments, some of which are discussed below. Significant Management judgment may be necessary to value investments in accordance with ASC 820.

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

●Level 1 – unadjusted quoted prices in active markets for identical investments
●Level 2 – other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)
●Level 3 – unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The value of the Fund’s investments in debt securities is determined by Management primarily by obtaining valuations from independent pricing services based on readily available bid quotations, or if quotations are not available, by methods which include various considerations based on security type (generally Level 2 inputs). In addition to the consideration of yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions, the following is a description of other Level 2 inputs and related valuation techniques used by independent pricing services to value certain types of debt securities held by the Fund:

Corporate Bonds. Inputs used to value corporate debt securities generally include relative credit information, observed market movements, sector news, U.S. Treasury yield curve or relevant benchmark curve, and other market information, which may include benchmark yield curves, reported trades, broker-dealer quotes, issuer spreads, comparable securities, and reference data, such as market research publications, when available (“Other Market Information”).

27

Asset-Backed Securities. Inputs used to value asset-backed securities generally include models that consider a number of factors, which may include the following: prepayment speeds, cash flows, spread adjustments and Other Market Information.

Convertible Bonds. Inputs used to value convertible bonds generally include underlying stock data, dealer quotes, conversion premiums, listed bond and preferred stock prices and other market information, which may include benchmark curves, trade execution data, and sensitivity analysis, when available.

High Yield Securities. Inputs used to value high yield securities generally include a number of observations of equity and credit default swap curves related to the issuer and Other Market Information.

The value of loan assignments is determined by Management primarily by obtaining valuations from independent pricing services based on broker quotes (generally Level 2 or Level 3 inputs depending on the number of quotes available).

The value of interest rate swaps is determined by Management primarily by obtaining valuations from independent pricing services based on references to the underlying rates including the local overnight index swap rate and the respective interbank offered forward rate to produce the daily price. The present value is calculated based off of expected cash flows based on swap parameters along with reference to the underlying yield curve and reference rate (generally Level 2 inputs).

Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

Investments in non-exchange traded investment companies are valued using the respective fund’s daily calculated net asset value (“NAV”) per share (Level 2 inputs).

If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount the Fund might reasonably expect to receive on a current sale in an orderly transaction, Management seeks to obtain quotations from brokers or dealers (generally considered Level 2 or Level 3 inputs depending on the number of quotes available). If such quotations are not readily available, the security is valued using methods the Fund’s Board has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security. Numerous factors may be considered when determining the fair value of a security based on Level 2 or Level 3 inputs, including available analyst, media or other reports, securities within the same industry with recent highly correlated performance, trading in futures or American Depositary Receipts and whether the issuer of the security being fair valued has other securities outstanding.

Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

3	Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date. Interest income, including accretion of discount (adjusted for original issue discount, where applicable) and amortization of premium, where applicable, is recorded on the accrual basis. Realized gains and losses from securities transactions are recorded on the basis of identified cost and stated separately in the Statement of Operations.

4	Income tax information: It is the policy of the Fund to continue to qualify for treatment as a regulated investment company (“RIC”) by complying with the requirements of the U.S. Internal Revenue Code applicable to RICs and to distribute substantially all of its net investment income and net realized capital gains to its stockholders. To the extent the Fund distributes substantially all of its net investment income and net realized capital gains to stockholders, no federal income or excise tax provision is required.

The Fund has adopted the provisions of ASC 740 “Income Taxes” (“ASC 740”). ASC 740 sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the

28

Statement of Operations. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for the tax years for which the applicable statutes of limitations have not yet expired. As of April 30, 2020, the Fund did not have any unrecognized tax positions.

For federal income tax purposes, the estimated cost and unrealized appreciation/(depreciation) in value of investments held at April 30, 2020 was $349,292,377. Gross unrealized appreciation was $4,473,337 and gross unrealized depreciation was $28,077,548 resulting in net unrealized depreciation of $23,604,211 based on cost for U.S. federal income tax purposes.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

Any permanent differences resulting from different book and tax treatment are reclassified at year-end and have no impact on net income, NAV or NAV per share of common stock of the Fund. For the year ended October 31, 2019, the Fund recorded the following permanent reclassifications primarily related to non-deductible stock issuance costs. For the year ended October 31, 2019, the Fund recorded the following permanent reclassifications:

Total
Distributable
Paid-in Capital	Earnings/(Losses)
$(22,334)	$22,334

The tax character of distributions paid during the years ended October 31, 2019, and October 31, 2018, was as follows:

Distributions Paid From:
Ordinary Income		Long-Term Capital Gain		Tax Return of Capital		Total
2019	2018	2019	2018	2019	2018	2019	2018
$17,707,091	$17,056,121	$—	$—	$2,357,252	$594,033	$20,064,343	$17,650,154

As of October 31, 2019, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

Undistributed	Undistributed	Unrealized	Loss	Other
Ordinary	Long-Term	Appreciation/	Carryforwards	Temporary
Income	Capital Gain	(Depreciation)	and Deferrals	Differences	Total
$—	$—	$2,954,295	$(27,248,287)	$(157,282)	$(24,451,274)

The temporary differences between book basis and tax basis distributable earnings are primarily due to: losses disallowed and recognized on wash sales, timing differences of Fund level distributions, tax adjustments related to swap contracts and bank loan tax adjustments.

To the extent the Fund’s net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Fund not to distribute such gains. Capital loss carryforward rules allow for RICs to carry forward capital losses indefinitely and to retain the character of capital loss carryforwards as short-term or long-term. As determined at October 31, 2019, the Fund had unused capital loss carryforwards available for federal income tax purposes to offset net realized capital gains, if any, as follows:

Capital Loss Carryforwards
Long-Term	Short-Term
$27,248,287	$—

5	Foreign taxes: Foreign taxes withheld, if any, represent amounts withheld by foreign tax authorities, net of refunds recoverable.

29

6	Distributions to common stockholders: The Fund earns income, net of expenses, daily on its investments. It is the policy of the Fund to declare and pay monthly distributions to common stockholders. The Fund has adopted a policy to pay common stockholders a stable monthly distribution. The Fund’s ability to satisfy its policy will depend on a number of factors, including the stability of income received from its investments, the availability of capital gains, distributions paid on any preferred shares, interest paid on any notes and the level of Fund expenses. In an effort to maintain a stable monthly distribution amount, the Fund may pay distributions consisting of net investment income, net realized gains and paid-in capital. There is no assurance that the Fund will always be able to pay distributions of a particular size, or that distributions will consist solely of net investment income and net realized capital gains. The composition of the Fund’s distributions for the calendar year 2020 will be reported to Fund stockholders on IRS Form 1099-DIV. The Fund may pay distributions in excess of those required by its stable distribution policy to avoid excise tax or to satisfy the requirements of Subchapter M of the U.S. Internal Revenue Code. Distributions to common stockholders are recorded on the ex-date. Net realized capital gains, if any, will be offset to the extent of any available capital loss carryforwards. Any such offset will not reduce the level of the stable distribution paid by the Fund. Distributions to preferred stockholders are accrued and determined as described in Note A-8.

On April 30, 2020, the Fund declared a monthly distribution to common stockholders in the amount of $0.0905 per share, payable on May 29, 2020 to stockholders of record on May 15, 2020, with an ex-date of May 14, 2020. Subsequent to April 30, 2020, the Fund declared a monthly distribution on May 29, 2020 to common stockholders in the amount of $0.0905 per share, payable on June 30, 2020 to stockholders of record on June 15, 2020, with an ex-date of June 12, 2020.

7	Expense allocation: Certain expenses are applicable to multiple funds within the complex of related investment companies, which includes open-end and closed-end investment companies for which NBIA serves as investment manager. Expenses directly attributable to the Fund are charged to the Fund. Expenses borne by the complex of related investment companies that are not directly attributable to a particular investment company (e.g., the Fund) are allocated among the Fund and the other investment companies or series thereof in the complex on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies or series thereof in the complex can otherwise be made fairly.

8	Financial leverage: In September 2013, the Fund issued privately placed notes (“PNs”) with an aggregate principal value of $90,000,000 and Mandatory Redeemable Preferred Shares, Series B (“MRPS” and, together with the PNs, “Private Securities”) with an aggregate liquidation preference of $35,000,000. The PNs and MRPS have a maturity date of September 18, 2023. The interest on the PNs is accrued daily and paid quarterly. The MRPS have a liquidation preference of $25,000 per share plus any accumulated unpaid distributions, whether or not earned or declared by the Fund, but excluding interest thereon (“Liquidation Value”). Distributions on the MRPS are accrued daily and paid quarterly. For financial reporting purposes only, the liquidation preference of the MRPS is recognized as a liability in the Statement of Assets and Liabilities.

During the six months ended April 30, 2020, the average principal balance outstanding and average annualized interest rate of the PNs were $90,000,000 and 3.15%, respectively. During the six months ended April 30, 2020, the average aggregate liquidation preference outstanding and average annualized distribution rate of the MRPS were $35,000,000 and 4.37%, respectively.

The table below sets forth key terms of the MRPS.

	Mandatory			Aggregate
	Redemption	Interest	Shares	Liquidation
Series	Date	Rate	Outstanding	Preference
Series B	9/18/23	3.775%*	1,400	$35,000,000

* Current floating rate as of April 30, 2020.

30

The Fund has paid up front offering and organizational expenses which are being amortized over the life of the PNs and MRPS. The expenses are included in the interest expense that is reflected in the Statement of Operations.

The Fund may redeem the MRPS or prepay the PNs, in whole or in part, at its option after giving notice to the relevant holders of the Private Securities. The Fund is also subject to certain restrictions relating to the Private Securities. Failure to comply with these restrictions could preclude the Fund from declaring any distributions to common stockholders or repurchasing shares of common stock and/or could trigger the mandatory redemption of the MRPS at Liquidation Value and certain expenses and/or mandatory prepayment of the PNs at par plus accrued but unpaid interest and certain expenses. The holders of the MRPS are entitled to one vote per share and will vote with holders of shares of common stock as a single class, except that the holders of the MRPS will vote separately as a class on certain matters, as required by law or the Fund’s organizational documents. The holders of the MRPS, voting as a separate class, are entitled at all times to elect two Directors of the Fund, and to elect a majority of the Directors of the Fund if the Fund fails to pay distributions on the MRPS for two consecutive years.

9

Concentration of credit risk: The Fund will normally invest at least 80% of its total assets in high yield debt securities of U.S. and foreign issuers, which include securities that are rated below investment grade by a rating agency or are unrated debt securities determined to be of comparable quality by the Fund’s investment manager.

Due to the likelihood of volatility and potential illiquidity of the high yield securities in which the Fund invests and the real or perceived difficulty of issuers of those high yield securities to meet their payment obligations during economic downturns or because of negative business developments relating to the issuer or its industry in general, the value and/or price of the Fund’s shares of common stock may fluctuate more than would be the case if the Fund did not concentrate in high yield securities.

10

Derivative instruments: The Fund’s use of derivatives during the six months ended April 30, 2020, is described below. Please see the Schedule of Investments for the Fund’s open positions in derivatives, if any, at April 30, 2020. The Fund has adopted the provisions of ASC 815 “Derivatives and Hedging” (“ASC 815”). The disclosure requirements of ASC 815 distinguish between derivatives that qualify for hedge accounting and those that do not. Because investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of Operations, they do not qualify for hedge accounting. Accordingly, even though the Fund’s investments in derivatives may represent economic hedges, they are considered non-hedge transactions for purposes of this disclosure.

Interest rate swaps: During the six months ended April 30, 2020, the Fund used interest rate swap contracts to reduce the risk that an increase in short-term interest rates could reduce common share net earnings as a result of leverage. Under the terms of the interest rate swaps, the Fund agrees to pay the swap counterparty a fixed-rate payment in exchange for the counterparty’s paying the Fund a variable-rate payment that is intended to approximate all or a portion of the Fund’s variable-rate payment obligations on the Fund’s Private Securities. The fixed-rate and variable rate payment flows are paid by one party to the other on a periodic basis and netted against each other when applicable. The Fund segregates cash or liquid securities having a value at least equal to the Fund’s net payment obligations under any interest rate swap transaction, marked to market daily. There is no guarantee that these interest rate swap transactions will be successful in reducing or limiting risk.

Risks may arise if the counterparty to a swap contract fails to comply with the terms of its contract. The loss incurred by the failure of a counterparty is generally limited to the net interest payment to be received by the Fund and/or the termination value at the end of the contract. Additionally, risks may arise if there is no liquid market for these agreements or from movements in interest rates unanticipated by Management.

Periodic expected interim net interest payments or receipts on the swaps are recorded as an adjustment to unrealized gains/losses, along with the fair value of the future periodic payment or receivable streams on the swaps. The unrealized gains/losses associated with the periodic interim net interest payments or receipts are reclassified to

31

realized gains/ losses in conjunction with the actual net receipt or payment of such amounts. The reclassifications do not impact the Fund’s total net assets applicable to common stockholders or its total net increase (decrease) in net assets applicable to common stockholders resulting from operations.

Certain clearinghouses currently offer clearing for limited types of derivative transactions. In a cleared derivative transaction, a fund typically enters into the transaction with a financial institution counterparty that is then cleared through a central clearinghouse. Upon acceptance of a swap by a central clearinghouse, the original swap is extinguished and replaced with a swap with the clearinghouse, thereby reducing or eliminating the fund’s exposure to the credit risk of the original counterparty. A fund typically will be required to post specified levels of both initial and variation margin with the clearinghouse or at the instruction of the clearinghouse. The daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the central clearing party. For financial reporting purposes, unamortized upfront payments, if any, are netted with unrealized appreciation or depreciation and net interest received or paid on swap contracts to determine the fair value of swaps.

At April 30, 2020, the Fund had the following derivatives (which did not qualify as hedging instruments under ASC 815), grouped by primary risk exposure:

Liabilities Derivatives	Interest Rate Risk	Statement of Assets and Liabilities Location
Centrally Cleared Swaps	$(466,659)	Receivable/Payable for accumulated variation margin on centrally
		cleared swap contracts(a)
Total Value - Liabilities	$(466,659)

(a) “Centrally cleared swaps” reflect the cumulative unrealized appreciation/(depreciation) of the centrally cleared swap contracts plus accrued interest as of April 30, 2020.

The impact of the use of these derivative instruments on the Statement of Operations during the six months ended April 30, 2020, was as follows:

Realized Gain/(Loss)
	Interest Rate Risk	Statement of Operations Location
Swaps	$218,957	Net realized gain/(loss)
Total Realized Gain/(Loss)	$218,957	on: Expiration or closing of swap contracts

Change in Appreciation/(Depreciation)
	Interest Rate Risk	Statement of Operations Location
Swaps	$(788,281)	Change in net unrealized appreciation/
Total Change in Appreciation/(Depreciation)	$(788,281)	(depreciation) in value of: Swap contracts

11

Securities lending: The Fund, using State Street Bank and Trust Company (“State Street”) as its lending agent, may loan securities to qualified brokers and dealers in exchange for negotiated lender’s fees. These fees, if any, would be disclosed within the Statement of Operations under the caption “Income from securities loaned-net” and are net of expenses retained by State Street as compensation for its services as lending agent. For the six months ended April 30, 2020, the Fund received income under the securities lending arrangement of $3,153.

The initial cash collateral received by the Fund at the beginning of each transaction shall have a value equal to at least 102% of the prior day’s market value of the loaned securities (105% in the case of international securities). Thereafter, the value of the cash collateral is monitored on a daily basis, and cash collateral is moved daily between a counterparty and the Fund until the close of the transaction. The Fund may only receive collateral in the form of cash (U.S. dollars). Cash collateral is generally invested in a money market fund registered under the 1940 Act that is managed by an affiliate of State Street. The risks associated with lending portfolio securities include, but are not

32

limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities. Any increase or decrease in the fair value of the securities loaned and any interest earned or dividends paid or owed on those securities during the term of the loan would accrue to the Fund.

As of April 30, 2020, the Fund had outstanding loans of securities to certain approved brokers, with a value of $4,687,715, for which it received collateral as follows:

	Remaining Contractual Maturity of the Agreements
	Overnight and	Less Than	Between 30 &	Greater Than
	Continuous	90 Days	90 Days	90 Days	Total
Securities Lending Transactions(a)
Corporate Bonds	$4,765,513	$—	$—	$—	$4,765,513

(a) Amounts represent the payable for loaned securities collateral received.

The Fund is required to disclose both gross and net information for assets and liabilities related to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions, if any, that are eligible for offset or subject to an enforceable master netting or similar agreement. The Fund’s securities lending assets and liabilities at fair value are reported gross in the Statement of Assets and Liabilities. The following tables present the Fund’s securities lending assets by counterparty, net of amounts available for offset under a master netting or similar agreement and net of the related collateral received by the Fund for assets and pledged by the Fund for liabilities as of April 30, 2020.

		Gross Amounts Offset in	Net Amounts of Assets
	Gross Amounts of	the Statement of Assets	Presented in the Statement
Description	Recognized Assets	and Liabilities	of Assets and Liabilities
Securities Lending	$4,687,715	$—	$4,687,715
Total	$4,687,715	$—	$4,687,715

	Gross Amounts Not Offset in the Statement of Assets and Liabilities
	Net Amounts of Assets
	Presented in the
	Statement of Assets	Liabilities Available	Cash Collateral
Counterparty	and Liabilities	for Offset	Received(a)	Net Amount(b)
SSB	$4,687,715	$—	$(4,687,715)	$—
Total	$4,687,715	$—	$(4,687,715)	$—

(a) Collateral received (or pledged) is limited to an amount not to exceed 100% of the net amount of assets (or liabilities) in the tables presented above.

(b) Net Amount represents amounts subject to loss at April 30, 2020, in the event of a counterparty failure.

12

When-issued/delayed delivery securities: The Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the NAV. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place.

At the time the Fund enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment. When-issued and delayed delivery transactions can have a leverage-like effect on the Fund, which can increase fluctuations in the Fund’s NAV. Certain risks may arise upon entering into when-issued or delayed delivery securities transactions from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

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13

Indemnifications: Like many other companies, the Fund’s organizational documents provide that its officers (“Officers”) and directors (“Directors”) are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, both in some of its principal service contracts and in the normal course of its business, the Fund enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Fund’s maximum exposure under these arrangements is unknown as this could involve future claims against the Fund.

14

Arrangements with certain non-affiliated service providers: In order to satisfy rating agency requirements and the terms of the Private Securities, the Fund is required to provide the rating agency and holders of Private Securities a report on a monthly basis verifying that the Fund is maintaining eligible assets having a discounted value equal to or greater than the basic maintenance amount, which is the minimum level set by the rating agency as one of the conditions to maintain the rating on the PNs and the MRPS. “Discounted value” refers to the fact that the rating agency requires the Fund, in performing this calculation, to discount portfolio securities below their face value, at rates determined by the rating agency. The Fund pays State Street for the preparation of this report, which is reflected in the Statement of Operations under the caption “Basic maintenance expense (Note A).”

15

Other matters - Coronavirus: The recent outbreak of the novel coronavirus in many countries, which is a rapidly evolving situation, has, among other things, disrupted global travel and supply chains, and has adversely impacted global commercial activity, the transportation industry and commodity prices in the energy sector. The impact of this virus has negatively affected and may continue to affect the economies of many nations, individual companies and the global securities and commodities markets, including liquidity and volatility, in ways that cannot necessarily be foreseen at the present time. The rapid development and fluidity of this situation precludes any prediction as to its ultimate impact, which may have a continued adverse effect on economic and market conditions and trigger a period of global economic slowdown. Such conditions (which may be across industries, sectors or geographies) have impacted and may continue to impact the issuers of the securities held by the Fund.

Note B—Investment Management Fees, Administration Fees, and Other Transactions with Affiliates:

The Fund retains NBIA as its investment manager under a Management Agreement. For such investment management services, the Fund pays NBIA a fee computed at an annual rate of 0.60% of the Fund’s average daily Managed Assets. Managed Assets equal the total assets of the Fund, less liabilities other than the aggregate indebtedness entered into for purposes of leverage. For purposes of calculating Managed Assets, the Liquidation Value of any MRPS outstanding and principal amount of the PNs are not considered liabilities.

The Fund retains NBIA as its administrator under an Administration Agreement. The Fund pays NBIA an administration fee at the annual rate of 0.05% of its average daily Managed Assets under this agreement. Additionally, NBIA retains State Street as its sub-administrator under a Sub-Administration Agreement. NBIA pays State Street a fee for all services received under the Sub-Administration Agreement.

Note C—Securities Transactions:

During the six months ended April 30, 2020, there were purchase and sale transactions of long-term securities (excluding swap contracts) of $178,417,380 and $185,969,938, respectively.

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Note D—Recent Accounting Pronouncements:

The Fund has adopted FASB Accounting Standards Update 2017-08 “Premium Amortization on Purchased Callable Debt Securities”, which amends the amortization period for certain purchased callable debt securities held at a premium. Under the new standard, the Fund has changed the amortization period for the premium on certain purchased callable debt securities with explicit non-contingent call features to the earliest call date. It is impracticable to evaluate the effect on individual prior periods, therefore the Fund has applied the amendments on a modified retrospective basis by recognizing a cumulative effect adjustment. This change in accounting policy has been made to comply with the newly issued accounting standard and had no impact on total accumulated earnings/ (loss) or the NAV of the Fund’s financial statements. The cumulative effect adjustments were as follows:

Unrealized
Cost	Appreciation
$(257,073)	$257,073

In August 2018, FASB issued Accounting Standards Update No. 2018-13, Fair Value Measurement (Topic 820: “Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement”) (“ASU 2018-13”). ASU 2018-13 eliminates the requirement to disclose the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the timing of transfers between levels of the fair value hierarchy and the valuation processes for Level 3 fair value measurements. ASU 2018-13 will require the disclosure of the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements and the changes in unrealized gains and losses for recurring Level 3 fair value measurements. ASU 2018-13 will also require that information is provided about the measurement uncertainty of Level 3 fair value measurements as of the reporting date. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019, and allows for early adoption of either the entire standard or only the provisions that eliminate or modify the disclosure requirements. Management has elected to adopt early the provisions that eliminate the disclosure requirements. Management is still currently evaluating the impact of applying the rest of the guidance.

Note E—Unaudited Financial Information:

The financial information included in this interim report is taken from the records of the Fund without audit by an independent registered public accounting firm. Annual reports contain audited financial statements.

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Financial Highlights

High Yield Strategies Fund Inc.

The following table includes selected data for a share of common stock outstanding throughout each period and other performance information derived from the Financial Statements. Amounts that do not round to $0.01 or $(0.01) per share are presented as $0.00 or $(0.00), respectively. Ratios that do not round to 0.01% or (0.01)% are presented as 0.00% or (0.00)%, respectively. A “-” indicates that the line item was not applicable in the corresponding period.

	Six Months
	Ended
	April 30, 2020			Year Ended October 31,
	(Unaudited)		2019	2018	2017		2016		2015
Common Stock Net Asset Value,
Beginning of Period	$12.67		$12.45	$13.43	$13.12		$12.68		$14.42
Income From Investment Operations
Applicable to Common Stockholders:
Net Investment Income/(Loss) @	0.36		0.78	0.76	0.87		0.92		1.02
Net Gains or Losses on Securities
(both realized and unrealized)	(2.15)		0.38	(0.92)	0.35		0.48		(1.75)
Total From Investment Operations
Applicable to Common Stockholders	(1.79)		1.16	(0.16)	1.22		1.40		(0.73)

Less Distributions to Common
Stockholders From:
Net Investment Income	(0.54)		(0.82)	(0.79)	(0.87)		(0.90)		(0.94)
Tax Return of Capital	—		(0.12)	(0.03)	(0.04)		(0.06)		(0.07)
Total Distributions to
Common Stockholders	(0.54)		(0.94)	(0.82)	(0.91)		(0.96)		(1.01)
Voluntary Contribution
from Management	—		—	—	—		0.00		—
Common Stock Net Asset Value,
End of Period	$10.34		$12.67	$12.45	$13.43		$13.12		$12.68
Common Stock Market Value,
End of Period	$9.75		$11.93	$10.33	$12.13		$11.61		$10.69
Total Return, Common Stock Net
Asset Value†	(14.23	)%*	10.43%	(0.20)%[a]	10.41	%ab	13.08	%ac	(4.23)%
Total Return, Common Stock
Market Value†	(14.11	)%*	25.32%	(8.32)%[a]	12.70	%ab	18.69	%ac	(11.53)%

Supplemental Data/Ratios††
Net Assets Applicable to Common
Stockholders, End of Period (in millions)	$202.1		$247.5	$243.3	$262.5		$256.4		$247.8
Preferred Stock Outstanding,
End of Period (in millions)	$35.0		$35.0	$35.0	$35.0		$35.0		$35.0
Preferred Stock Liquidation Value Per Share	$25,000		$25,000	$25,000	$25,000		$25,000		$25,000

Ratios are Calculated Using
Average Net Assets Applicable
to Common Stockholders
Ratio of Gross ExpensesØØ	3.20	%**	3.52%	2.96%	2.47%		2.39%		2.02%
Ratio of Net ExpensesØØ	3.20	%**	3.52%	2.96%	2.45%[d]		2.39%		2.02%
Ratio of Net Investment Income/(Loss)
Excluding Preferred Stock Distributions	6.02	%**	6.20%	5.88%	6.56%[d]		7.53%		7.46%
Portfolio Turnover Rate	51	%*	89%	62%	65%		57%		54%
Asset Coverage Per Share, of Preferred
Stock, End of Period¢	$169,459		$201,899	$198,912	$212,582		$208,182		$202,029
Notes Payable (in millions)	$89.9	^	$89.9 ^	$89.9 ^	$89.9	^	$90.0		$90.0
Asset Coverage Per $1,000 of
Notes Payable¢¢	$3,641		$4,147	$4,103	$4,308		$4,238		$4,143

See Notes to Financial Highlights	36

Notes to Financial Highlights
High Yield Strategies Fund Inc. (Unaudited)

@	Calculated based on the average number of shares of common stock outstanding during each fiscal period.

†

Total return based on per share NAV reflects the effects of changes in NAV on the performance of the Fund during each fiscal period. Total return based on per share market value assumes the purchase of shares of common stock at the market price on the first day and sale of common stock at the market price on the last day of the period indicated. Distributions, if any, are assumed to be reinvested at prices obtained under the Fund’s distribution reinvestment plan. Results represent past performance and do not indicate future results. Current returns may be lower or higher than the performance data quoted. Investment returns will fluctuate and shares of common stock when sold may be worth more or less than original cost.

††	Income ratios include income earned on assets attributable to Private Securities outstanding.

^	Net of unamortized deferred issuance costs. The unamortized deferred issuance costs were:

Six Months Ended April 30,	Year Ended October 31,
2020	2019	2018	2017
$77,299	$88,436	$110,770	$133,104

*	Not annualized.

**	Annualized.

ØØ

Distributions to mandatory redeemable preferred shareholders and interest expense is included in expense ratios. The annualized ratios of distributions to mandatory redeemable preferred shareholders and interest expense to average net assets applicable to common stockholders were:

	Six Months Ended April 30,	Year Ended October 31,
	2020	2019	2018	2017	2016	2015
Distributions to mandatory redeemable
preferred shareholders	0.65%	0.71%	0.62%	0.48%	0.44%	0.36%
Interest	1.21%	1.38%	1.16%	0.81%	0.68%	0.51%

¢

Calculated by subtracting the Fund’s total liabilities (excluding the liquidation preference of MRPS and accumulated unpaid distributions on MRPS) from the Fund’s total assets and dividing by the number of MRPS outstanding.

¢¢

Calculated by subtracting the Fund’s total liabilities (excluding the liquidation preference of MRPS), the outstanding principal of the PNs and accumulated unpaid liabilities on Private Securities from the Fund’s total assets and dividing by the outstanding Notes Payable balance.

a	The class action proceeds received in 2018, 2017 and 2016 had no impact on the Fund’s total returns for the years ended October 31, 2018, 2017 or 2016.

b

In May 2016, the Fund’s custodian, State Street, announced that it had identified inconsistencies in the way in which the Fund was invoiced for categories of expenses, particularly those deemed “out-of-pocket” costs, from 1998 through November 2015, and refunded to the Fund certain expenses, plus interest, determined to be payable to the Fund for the period. These amounts had no impact on the Fund’s total return for the year ended October 31, 2017.

c	The voluntary contribution received in 2016 had no impact on the Fund’s total returns for the year ended October 31, 2016.

d

The custodian expenses refund noted in (b) above is non-recurring and is included in these ratios. Had the Fund not received the refund, the annualized ratio of net expenses to average net assets applicable to common stockholders and the annualized ratio of net investment income/(loss) to average net assets applicable to common stockholders would have been:

Ratio of Net Expenses to Average	Ratio of Net Investment Income/(Loss)
Net Assets Applicable to Common	to Average Net Assets Applicable
Stockholders Year Ended	to Common Stockholders Year Ended
October 31, 2017	October 31, 2017
2.47%	6.54%

37

Distribution Reinvestment Plan for the Fund

American Stock Transfer & Trust Company, LLC (the “Plan Agent”) will act as Plan Agent for stockholders who have not elected in writing to receive dividends and distributions in cash (each a “Participant”), will open an account for each Participant under the Distribution Reinvestment Plan (“Plan”) in the same name as their then-current shares of the Fund’s common stock (“Shares”) are registered, and will put the Plan into effect for each Participant as of the first record date for a dividend or capital gains distribution.

Whenever the Fund declares a dividend or distribution with respect to the Shares, each Participant will receive such dividends and distributions in additional Shares, including fractional Shares acquired by the Plan Agent and credited to each Participant’s account. If on the payment date for a cash dividend or distribution, the net asset value is equal to or less than the market price per Share plus estimated brokerage commissions, the Plan Agent shall automatically receive such Shares, including fractions, for each Participant’s account. Except in the circumstances described in the next paragraph, the number of additional Shares to be credited to each Participant’s account shall be determined by dividing the dollar amount of the dividend or distribution payable on their Shares by the greater of the net asset value per Share determined as of the date of purchase or 95% of the then-current market price per Share on the payment date.

Should the net asset value per Share exceed the market price per Share plus estimated brokerage commissions on the payment date for a cash dividend or distribution, the Plan Agent or a broker-dealer selected by the Plan Agent shall endeavor, for a purchase period lasting until the last business day before the next date on which the Shares trade on an “ex-dividend” basis, but in no event, except as provided below, more than 30 days after the payment date, to apply the amount of such dividend or distribution on each Participant’s Shares (less their pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of such dividend or distribution) to purchase Shares on the open market for each Participant’s account. No such purchases may be made more than 30 days after the payment date for such dividend or distribution except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities laws. If, at the close of business on any day during the purchase period the net asset value per Share equals or is less than the market price per Share plus estimated brokerage commissions, the Plan Agent will not make any further open-market purchases in connection with the reinvestment of such dividend or distribution. If the Plan Agent is unable to invest the full dividend or distribution amount through open-market purchases during the purchase period, the Plan Agent shall request that, with respect to the uninvested portion of such dividend or distribution amount, the Fund issue new Shares at the close of business on the earlier of the last day of the purchase period or the first day during the purchase period on which the net asset value per Share equals or is less than the market price per Share, plus estimated brokerage commissions, such Shares to be issued in accordance with the terms specified in the third paragraph hereof. These newly issued Shares will be valued at the then-current market price per Share at the time such Shares are to be issued.

For purposes of making the reinvestment purchase comparison under the Plan, (a) the market price of the Shares on a particular date shall be the last sales price on the New York Stock Exchange (or if the Shares are not listed on the New York Stock Exchange, such other exchange on which the Shares are principally traded) on that date, or, if there is no sale on such Exchange (or if not so listed, in the over-the-counter market) on that date, then the mean between the closing bid and asked quotations for such Shares on such Exchange on such date and (b) the net asset value per Share on a particular date shall be the net asset value per Share most recently calculated by or on behalf of the Fund. All dividends, distributions and other payments (whether made in cash or Shares) shall be made net of any applicable withholding tax.

Open-market purchases provided for above may be made on any securities exchange where the Fund’s Shares are traded, in the over-the-counter market or in negotiated transactions and may be on such terms as to price, delivery and otherwise as the Plan Agent shall determine. Each Participant’s uninvested funds held by the Plan Agent will not bear interest, and it is understood that, in any event, the Plan Agent shall have no liability in connection with any inability to purchase Shares within 30 days after the initial date of such purchase as herein provided, or with the timing of any purchases effected. The Plan Agent shall have no responsibility as to the value of the Shares acquired for each

38

Participant’s account. For the purpose of cash investments, the Plan Agent may commingle each Participant’s funds with those of other stockholders of the Fund for whom the Plan Agent similarly acts as agent, and the average price (including brokerage commissions) of all Shares purchased by the Plan Agent as Plan Agent shall be the price per Share allocable to each Participant in connection therewith.

The Plan Agent may hold each Participant’s Shares acquired pursuant to the Plan together with the Shares of other stockholders of the Fund acquired pursuant to the Plan in noncertificated form in the Plan Agent’s name or that of the Plan Agent’s nominee. The Plan Agent will forward to each Participant any proxy solicitation material and will vote any Shares so held for each Participant only in accordance with the instructions set forth on proxies returned by the Participant to the Fund.

The Plan Agent will confirm to each Participant each acquisition made for their account as soon as practicable but not later than 60 days after the date thereof. Although each Participant may from time to time have an undivided fractional interest (computed to three decimal places) in a Share, no certificates for a fractional Share will be issued. However, dividends and distributions on fractional Shares will be credited to each Participant’s account. In the event of termination of a Participant’s account under the Plan, the Plan Agent will adjust for any such undivided fractional interest in cash at the market value of the Shares at the time of termination, less the pro rata expense of any sale required to make such an adjustment.

Any Share dividends or split Shares distributed by the Fund on Shares held by the Plan Agent for Participants will be credited to their accounts. In the event that the Fund makes available to its stockholders rights to purchase additional Shares or other securities, the Shares held for each Participant under the Plan will be added to other Shares held by the Participant in calculating the number of rights to be issued to each Participant.

The Plan Agent’s service fee for handling capital gains and other distributions or income dividends will be paid by the Fund. Participants will be charged their pro rata share of brokerage commissions on all open-market purchases.

Each Participant may terminate their account under the Plan by notifying the Plan Agent in writing. Such termination will be effective immediately if the Participant’s notice is received by the Plan Agent not less than ten days prior to any dividend or distribution record date, otherwise such termination will be effective the first trading day after the payment date for such dividend or distribution with respect to any subsequent dividend or distribution. The Plan may be terminated by the Plan Agent or the Fund upon notice in writing mailed to each Participant at least 30 days prior to any record date for the payment of any dividend or distribution by the Fund.

These terms and conditions may be amended or supplemented by the Plan Agent or the Fund at any time or times but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, only by mailing to each Participant appropriate written notice at least 30 days prior to the effective date thereof. The amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Plan Agent receives written notice of the termination of their account under the Plan. Any such amendment may include an appointment by the Plan Agent in its place and stead of a successor Plan Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Plan Agent under these terms and conditions. Upon any such appointment of any Plan Agent for the purpose of receiving dividends and distributions, the Fund will be authorized to pay to such successor Plan Agent, for each Participant’s account, all dividends and distributions payable on Shares held in their name or under the Plan for retention or application by such successor Plan Agent as provided in these terms and conditions.

The Plan Agent shall at all times act in good faith and agrees to use its best efforts within reasonable limits to ensure the accuracy of all services performed under this Agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by the Plan Agent’s negligence, bad faith, or willful misconduct or that of its employees. These terms and conditions are governed by the laws of the State of Maryland.

39

Reinvested dividends and distributions are taxed in the same manner as cash dividends and distributions — i.e., reinvestment in additional Shares does not relieve stockholders of, or defer the need to pay, any income tax that may be payable (or that is required to be withheld) on Fund dividends and distributions. Participants should contact their tax professionals for information on how the Plan impacts their personal tax situation. For additional information about the Plan, please contact the Plan Agent by telephone at 1-866-227-2136 or by mail at 6201 15th Avenue, Brooklyn, NY, 11219 or online at www.astfinancial.com.

40

Directory

Investment Manager and Administrator	Plan Agent
Neuberger Berman Investment Advisers LLC	American Stock Transfer & Trust Company, LLC
1290 Avenue of the Americas	Plan Administration Department
New York, NY 10104-0002	P.O. Box 922
877.461.1899 or 212.476.8800	Wall Street Station
New York, NY 10269-0560
Custodian
State Street Bank and Trust Company	Overnight correspondence should be sent to:
One Lincoln Street	American Stock Transfer & Trust Company, LLC
Boston, MA 02111	6201 15th Avenue
Brooklyn, NY 11219
Transfer Agent
American Stock Transfer & Trust Company, LLC	Legal Counsel
6201 15th Avenue	K&L Gates LLP
Brooklyn, NY 11219	1601 K Street, NW
Washington, DC 20006-1600

Independent Registered Public Accounting Firm
Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

41

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 800-877-9700 (toll-free) and on the SEC’s website, at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available upon request, without charge, by calling 800-877-9700 (toll-free), on the SEC’s website at www.sec.gov, and on Neuberger Berman’s website at www.nb.com.

Quarterly Portfolio Schedule

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT (Form N-Q for filings prior to March 31, 2019). The Fund’s Forms N-Q and N-PORT are available on the SEC’s website at www.sec.gov. The portfolio holdings information on Form N-Q or Form N-PORT is available upon request, without charge, by calling 800-877-9700 (toll-free).

42

FACTS	WHAT DOES NEUBERGER BERMAN DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■Social Security numbers, dates of birth and other numerical identifiers
■Names and addresses
■Driver’s licenses, passports and other identification documents
■Usernames and passwords
■Internet protocol addresses and other network activity information
■Income, credit history, credit scores, assets, transaction history and other financial information

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Neuberger Berman chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Neuberger Berman share?	Can you limit this sharing?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes— to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes— information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes— information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 646.497.4003 or 866.483.1046 (toll-free) Email NBPrivacyOfficer@nb.com

This is not part of the Fund’s stockholder report.

Who we are
Who is providing this notice?	Entities within the Neuberger Berman family of companies, mutual funds, and private investment funds.

What we do
How does Neuberger Berman protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include physical, electronic and procedural safeguards, including secured files and buildings.

We restrict access to customer information to those employees who need to know such information in order to perform their job responsibilities.

How does Neuberger Berman collect my personal information?

We collect your personal information directly from you or your representatives, for example, when you

■seek advice about your investments
■give us your contact or income information
■provide account information or open an account
■direct us to buy or sell securities, or complete other transactions
■visit one of our websites, portals or other online locations

We may also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■sharing for affiliates’ everyday business purposes—information about your creditworthiness
■affiliates from using your information to market to you
■sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

■Our affiliates include companies with a Neuberger Berman name; financial companies, such as investment advisers or broker dealers; mutual funds, and private investment funds.

Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

■Nonaffiliates we share with can include companies that perform administrative services on our behalf (such as vendors that provide data processing, transaction processing, and printing services) or other companies such as brokers, dealers, or counterparties in connection with servicing your account.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■Neuberger Berman doesn’t jointly market.

This is not part of the Fund’s stockholder report.

Neuberger Berman Investment Advisers LLC 1290 Avenue of the Americas New York, NY 10104-0002 Internal Sales & Services 877.461.1899 www.nb.com

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Fund. This report is prepared for the general information of stockholders and is not an offer for shares of the Fund.

H0547 06/20

Item 2.  Code of Ethics.

The Board of Directors (“Board”) of Neuberger Berman High Yield Strategies Fund Inc. (“Registrant” or “Fund”) has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (“Code of Ethics”).  During the period covered by this Form N-CSR, there were no substantive amendments to the Code of Ethics and there were no waivers from the Code of Ethics granted to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.
A copy of the Code of Ethics is incorporated by reference to Neuberger Berman Income Funds’ Form N-CSR, Investment Company Act file number 811-03802 (filed June 30, 2020).  The Code of Ethics is also available, without charge, by calling 1-800-877-9700 (toll-free).

Item 3.  Audit Committee Financial Expert.

Not applicable to semi-annual reports on Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

Not applicable to semi-annual reports on Form N-CSR.

Item 5.  Audit Committee of Listed Registrants.

Not applicable to semi-annual reports on Form N-CSR.

Item 6.  Schedule of Investments.

(a)	The complete schedule of investments for the Registrant is disclosed in the Registrant’s semi-annual report, which is included as Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to semi-annual reports on Form N-CSR.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

(a)	Not applicable to semi-annual reports on Form N-CSR.

(b)	There have been no changes in any of the Portfolio Managers since the Registrant’s most recent annual report on Form N-CSR.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

No reportable purchases for the period covered by this report.
Item 10.  Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which stockholders may recommend nominees to the Board.

Item 11.  Controls and Procedures.

(a)
Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) as of a date within 90 days of the filing date of this report, the Chief Executive Officer and President and the Treasurer and Principal Financial and Accounting Officer of the Registrant have concluded that such disclosure controls and procedures are effectively designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is accumulated and communicated to the Registrant’s management to allow timely decisions regarding required disclosure.

(b)
There were no significant changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s most recent fiscal half-year period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	The Fund did not engage in any securities lending activity during its most recent fiscal year.
(b)	The Fund did not did not engage in any securities lending activity and no services were provided by the securities lending agent to the Fund during its most recent fiscal year.
Item 13.  Exhibits.

(a)(1)	A copy of the Code of Ethics is incorporated by reference to Neuberger Berman Income Funds’ Form N-CSR, Investment Company Act file number 811-03802 (filed June 30, 2020).
(a)(2)	The certifications required by Rule 30a-2(a) under the Act and Section 302 of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley Act”) are filed herewith.
(a)(3)	Not applicable to the Registrant.
(a)(4)	Not applicable to the Registrant.
(b)	The certification required by Rule 30a-2(b) under the Act and Section 906 of the Sarbanes-Oxley Act is furnished herewith.
The certification furnished pursuant to Rule 30a-2(b) under the Act and Section 906 of the Sarbanes-Oxley Act will not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liability of that section.  Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Registrant specifically incorporates it by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Neuberger Berman High Yield Strategies Fund Inc.
By:	/s/ Joseph V. Amato
Joseph V. Amato
Chief Executive Officer and President

Date: July 2, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Joseph V. Amato
Joseph V. Amato
Chief Executive Officer and President

Date: July 2, 2020

By:	/s/ John M. McGovern
John M. McGovern
Treasurer and Principal Financial
and Accounting Officer

Date: July 2, 2020